Prospectus

                                    PRIMARY A SHARES
                                      AUGUST 1, 1997
                                  AS SUPPLEMENTED ON
                                   FEBRUARY 23, 1998

MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
Nations Tax Exempt Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund
INDEX FUNDS
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index
  Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS
Nations U.S. Government Bond Fund
Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income
  Fund
Nations Intermediate Municipal
  Bond Fund
Nations Florida Intermediate Municipal
  Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
  Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
  Municipal Bond Fund
Nations North Carolina Municipal Bond
  Fund
Nations South Carolina Intermediate
  Municipal Bond Fund
Nations South Carolina Municipal Bond
  Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
  Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
  Bond Fund
Nations Virginia Municipal Bond Fund

                                                (Nations Fund Logo appears here)

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
INVESTMENT SUB-ADVISER: TradeStreet Investment Associates, Inc.
INVESTMENT SUB-ADVISER: Gartmore Global Partners
INVESTMENT SUB-ADVISER: Boatmen's Capital Management, Inc.
DISTRIBUTOR: Stephens Inc.

TR-96127-298

Prospectus

                                    PRIMARY A SHARES
                                      AUGUST 1, 1997

This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund") of Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company in the Nations Funds Family ("Nations Funds" or "Nations
Funds Family"). This Prospectus describes one class of shares of each Fund -- Primary A Shares.

NATIONS PRIME FUND, NATIONS TREASURY FUND, NATIONS
GOVERNMENT MONEY MARKET FUND AND NATIONS TAX EXEMPT
FUND (THE "MONEY MARKET FUNDS") SEEK TO MAINTAIN A
NET ASSET VALUE OF $1.00 PER SHARE.

INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER
INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THESE FUNDS WILL BE
ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00
PER SHARE.

This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Portfolios is contained in separate Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission
(the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund Trust, Nations Fund, Inc. and
Nations Portfolios, each dated August 1, 1997, are incorporated by reference in their entirety into this Prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAIs, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC.
NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is investment sub-adviser to certain of the Funds, Gartmore Global Partners ("Gartmore") is investment sub-adviser to certain other Funds, and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government Bond Fund. As used herein the term "Adviser" shall mean NBAI, TradeStreet, Gartmore and/or Boatmen's as the context may require.

SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
SERVICES TO NATIONS FUNDS, FOR WHICH THEY ARE
COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED
WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR
AND SERVES AS THE DISTRIBUTOR FOR NATIONS FUNDS.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.



MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations International Growth Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Small Company Growth Fund
Nations Disciplined Equity Fund

INDEX FUNDS:
Nations Equity Index Fund
Nations Managed Index Fund
Nations Managed SmallCap Index Fund
Nations Managed Value Index Fund
Nations Managed SmallCap Value Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations U.S. Government Bond Fund
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund
Nations South Carolina Municipal Bond Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal Bond Fund
Nations Virginia Municipal Bond Fund

                                                    For Fund information call:
                                                    1-800-765-2668
                                                    Nations Funds
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                (Nations Fund Logo appears here)

TR-96127-897

                            Table  Of  Contents

About The                   Prospectus Summary                                 3
Funds
                            Expenses Summary                                   7

                            Financial Highlights                              13

                            Objectives                                        49

                            How Objectives Are Pursued                        52

                            How Performance Is Shown                          71

                            How The Funds Are Managed                         75

                            Organization And History                          83


About Your                  How To Buy Shares                                 85
Investment
                            How To Redeem Shares                              86

                            How To Exchange Shares                            86

                            How The Funds Value Their Shares                  87

                            How Dividends And Distributions Are Made;
                            Tax Information                                   88

                            Appendix A -- Portfolio Securities                90

                            Appendix B -- Description Of Ratings             100


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary

(Bullet) TYPE OF COMPANIES: Open-end management investment companies.

(Bullet) INVESTMENT OBJECTIVES AND POLICIES:

(Bullet) MONEY MARKET FUNDS:

         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

         (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

(Bullet) EQUITY FUNDS:

         (Bullet) Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

         (Bullet) Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above average dividend yields.

         (Bullet) Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

         (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

         (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

         (Bullet) Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

         (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

         (Bullet) Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

(Bullet) INDEX FUNDS:

         (Bullet) Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.

         (Bullet) Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

         (Bullet) Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.

         (Bullet) Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

         (Bullet) Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

(Bullet) BALANCED FUND:

         (Bullet) Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

(Bullet) BOND FUNDS:

         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.

         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (Bullet) Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

         (Bullet) Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

         (Bullet) Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

         (Bullet) Nations Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short- term municipal securities.

         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Georgia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long- term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long- term municipal securities.

         (Bullet) Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

         (Bullet) Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long- term municipal securities. The Fund invests in investment grade, long-term municipal securities.

(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NBAI provides investment advice to more than 52 investment company portfolios in the Nations Funds Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds, Gartmore Global Partners provides sub-advisory services to certain other Funds and Boatmen's Capital Management, Inc. provides investment sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."

(Bullet) DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. All other Equity Funds, Index Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index (as defined below) and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these and other factors, see "How Objectives Are
         Pursued -- Risk Considerations" and "Appendix A -- Portfolio
         Securities."

         Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."

(Bullet) MINIMUM PURCHASE: $250,000 minimum initial investment per record holder. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES

                                                                                                                Nations
                                                                                                              Government
                                                                           Nations Prime       Nations       Money Market
SHAREHOLDER TRANSACTION EXPENSES                                               Fund         Treasury Fund        Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None

                                                                              Nations
                                                                                Tax
                                                                              Exempt
SHAREHOLDER TRANSACTION EXPENSES                                               Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .16%             .16%             .14%
All Other Expenses                                                             .14%             .14%             .16%
Total Operating Expenses (After Fee Waivers)1                                  .30%             .30%             .30%

Management Fees (After Fee Waivers)1                                           .16%
All Other Expenses                                                             .14%
Total Operating Expenses (After Fee Waivers)1                                  .30%

1 See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES

                                                Nations           Nations            Nations            Nations
                                                 Value            Equity          International      International
     SHAREHOLDER TRANSACTION EXPENSES            Fund           Income Fund        Equity Fund        Growth Fund

Sales Load Imposed on Purchases                  None                 None               None               None
Deferred Sales Load                              None                 None               None               None

                                                 Nations            Nations
                                                Emerging        Pacific Growth
     SHAREHOLDER TRANSACTION EXPENSES         Markets Fund           Fund
Sales Load Imposed on Purchases                      None               None
Deferred Sales Load                                  None               None

ANNUAL FUND OPERATING
EXPENSES
(as a percentage of average net assets)

Management Fees                                  .75%                 .67%               .90%               .90%
All Other Expenses                               .19%                 .22%               .26%               .22%
Total Operating Expenses                         .94%                 .89%              1.16%              1.12%

Management Fees                                     1.10%               .90%
All Other Expenses                                   .64%               .52%
Total Operating Expenses                            1.74%              1.42%

NATIONS FUND EQUITY/INDEX/BALANCED FUNDS PRIMARY A SHARES

                                                                      Nations         Nations                         Nations
                                                                      Capital         Emerging        Nations       Disciplined
                                                                       Growth          Growth      Small Company       Equity
SHAREHOLDER TRANSACTION EXPENSES                                        Fund            Fund        Growth Fund         Fund

Sales Load Imposed on Purchases                                         None            None            None            None
Deferred Sales Load                                                     None            None            None            None

                                                                      Nations
                                                                       Equity
                                                                       Index
SHAREHOLDER TRANSACTION EXPENSES                                        Fund
Sales Load Imposed on Purchases                                         None
Deferred Sales Load                                                     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                  .75%            .75%            .75%            .75%
All Other Expenses                                                      .21%            .23%            .20%            .25%
Total Operating Expenses (After Fee Waivers)(1)                         .96%            .98%            .95%           1.00%

Management Fees (After Fee Waivers)(1)                                  .20%
All Other Expenses                                                      .15%
Total Operating Expenses (After Fee Waivers)(1)                         .35%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

                                                                                                                      Nations
                                                                                      Nations         Nations         Managed
                                                                      Nations         Managed         Managed         SmallCap
                                                                      Managed         SmallCap      Value Index     Value Index
SHAREHOLDER TRANSACTION EXPENSES                                     Index Fund      Index Fund         Fund            Fund

Sales Load Imposed on Purchases                                         None            None            None            None
Deferred Sales Load                                                     None            None            None            None


                                                                      Nations
                                                                      Balanced
                                                                       Assets
SHAREHOLDER TRANSACTION EXPENSES                                        Fund
Sales Load Imposed on Purchases                                         None
Deferred Sales Load                                                     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                  .30%            .30%            .30%            .30%
All Other Expenses1                                                     .20%            .20%            .20%            .20%
Total Operating Expenses (After Fee Waivers)(1)                         .50%            .50%            .50%            .50%

Management Fees (After Fee Waivers)(1)                                  .75%
All Other Expenses1                                                     .25%
Total Operating Expenses (After Fee Waivers)(1)                        1.00%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

NATIONS FUND BOND FUNDS PRIMARY A SHARES

                                                                                      Nations      Nations Short-     Nations
                                                                                        U.S.        Intermediate     Government
                                                                                     Government      Government      Securities
SHAREHOLDER TRANSACTION EXPENSES                                                     Bond Fund          Fund            Fund

Sales Load Imposed on Purchases                                                         None            None            None
Deferred Sales Load                                                                     None            None            None

                                                                                      Nations
                                                                                     Short-Term
                                                                                       Income
SHAREHOLDER TRANSACTION EXPENSES                                                        Fund
Sales Load Imposed on Purchases                                                         None
Deferred Sales Load                                                                     None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                                    .40%            .40%            .50%
All Other Expenses                                                                        .20%            .22%            .30%
Total Operating Expenses (After Fee Waivers)(1)                                           .60%            .62%            .80%

Management Fees (After Fee Waivers)(1)                                                    .30%
All Other Expenses                                                                        .25%
Total Operating Expenses (After Fee Waivers)(1)                                           .55%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND BOND FUNDS PRIMARY A SHARES

                                                                                                                    Nations
                                                                                                    Nations        Strategic
                                                                                                  Diversified        Fixed
SHAREHOLDER TRANSACTION EXPENSES                                                                  Income Fund     Income Fund

Sales Load Imposed on Purchases                                                                       None            None
Deferred Sales Load                                                                                   None            None

                                                                                                    Nations
                                                                                                     Global
                                                                                                   Government
                                                                                                     Income
SHAREHOLDER TRANSACTION EXPENSES                                                                      Fund
Sales Load Imposed on Purchases                                                                       None
Deferred Sales Load                                                                                   None

ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average
net assets)

Management Fees (After Fee Waivers)(1)                                                                  .50%            .50%
All Other Expenses                                                                                      .25%            .20%
Total Operating Expenses (After Fee Waivers)(1)                                                         .75%            .70%

Management Fees (After Fee Waivers)(1)                                                                  .70%
All Other Expenses                                                                                      .56%
Total Operating Expenses (After Fee Waivers)(1)                                                        1.26%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                                Nations                           Nations
                                                               Nations        Short-Term         Nations          Florida
                                                              Municipal        Municipal      Intermediate     Intermediate
                                                               Income           Income          Municipal        Municipal
SHAREHOLDER TRANSACTION EXPENSES                                Fund             Fund           Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                               Florida
                                                              Municipal
SHAREHOLDER TRANSACTION EXPENSES                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                            .40%             .30%             .30%             .30%
All Other Expenses                                                .20%             .10%             .20%             .20%
Total Operating Expenses (After Fee Waivers)(1)                   .60%             .40%             .50%             .50%

Management Fees (After Fee Waivers)(1)                            .40%
All Other Expenses                                                .20%
Total Operating Expenses (After Fee Waivers)(1)                   .60%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                               Nations                           Nations
                                                               Georgia          Nations         Maryland          Nations
                                                            Intermediate        Georgia       Intermediate       Maryland
                                                              Municipal        Municipal        Municipal        Municipal
SHAREHOLDER TRANSACTION EXPENSES                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                                North
                                                              Carolina
                                                            Intermediate
                                                              Municipal
SHAREHOLDER TRANSACTION EXPENSES                              Bond Fund

Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                            .30%             .40%             .30%             .40%
All Other Expenses                                                .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)(1)                   .50%             .60%             .50%             .60%

Management Fees (After Fee Waivers)(1)                            .30%
All Other Expenses                                                .20%
Total Operating Expenses (After Fee Waivers)(1)                   .50%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers.

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                                Nations
                                                               Nations           South           Nations          Nations
                                                                North          Carolina           South          Tennessee
                                                              Carolina       Intermediate       Carolina       Intermediate
                                                              Municipal        Municipal        Municipal        Municipal
SHAREHOLDER TRANSACTION EXPENSES                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                              Tennessee
                                                              Municipal
SHAREHOLDER TRANSACTION EXPENSES                              Bond Fund

Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                            .40%             .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1                .20%             .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                                .60%             .50%             .60%             .50%

Management Fees (After Fee Waivers)(1)                            .40%
All Other Expenses (After Expense Reimbursements)1                .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                                .60%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

                                                                              Nations                           Nations
                                                                               Texas           Nations         Virginia
                                                                           Intermediate         Texas        Intermediate
                                                                             Municipal        Municipal        Municipal
SHAREHOLDER TRANSACTION EXPENSES                                             Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None


                                                                              Nations
                                                                             Virginia
                                                                             Municipal
SHAREHOLDER TRANSACTION EXPENSES                                             Bond Fund

Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)(1)                                           .30%             .40%             .30%
All Other Expenses                                                               .20%             .20%             .20%
Total Operating Expenses (After Fee Waivers)(1)                                  .50%             .60%             .50%

Management Fees (After Fee Waivers)(1)                                           .40%
All Other Expenses                                                               .20%
Total Operating Expenses (After Fee Waivers)(1)                                  .60%

(1) See page 12 for a discussion of the actual expenses absent such fee waivers.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                             Nations
                                            Government     Nations                     Nations        Nations         Nations
                 Nations       Nations        Money          Tax         Nations        Equity     International   International
                  Prime        Treasury       Market        Exempt        Value         Income         Equity          Growth
                   Fund          Fund          Fund          Fund          Fund          Fund           Fund            Fund

1 Year             $ 3           $ 3           $ 3           $ 3           $ 10          $  9           $ 12            $ 11
3 Years            $10           $10           $10           $10           $ 30          $ 28           $ 37            $ 36
5 Years            $17           $17           $17           $17           $ 52          $ 49           $ 64            $ 62
10 Years           $38           $38           $38           $38           $115          $110           $141            $136


                 Nations       Nations
                 Emerging      Pacific
                 Markets        Growth
                   Fund          Fund
1 Year             $ 18          $ 14
3 Years            $ 55          $ 45
5 Years            $ 94          $ 78
10 Years           $205          $170

                                 Nations                         Nations         Nations                         Nations
                 Nations         Emerging        Nations       Disciplined        Equity         Nations         Managed
              Capital Growth      Growth      Small Company       Equity          Index          Managed         SmallCap
                   Fund            Fund        Growth Fund         Fund            Fund         Index Fund      Index Fund

1 Year             $ 10            $ 10            $ 10            $ 10            $ 4             $ 5             $ 5
3 Years            $ 31            $ 31            $ 30            $ 32            $11             $16             $16
5 Years            $ 53            $ 54            $ 53            $ 55            $20             $28             $28
10 Years           $118            $120            $117            $122            $44             $63             $63

                                 Nations
                 Nations         Managed
                 Managed         SmallCap
                  Value        Value Index
                Index Fund         Fund
1 Year             $ 5             $ 5
3 Years            $16             $16
5 Years            N/A             N/A
10 Years           N/A             N/A

                                                 Nations                                                         Nations
                 Nations         Nations          Short-         Nations         Nations         Nations        Strategic
                 Balanced          U.S.        Intermediate     Government      Short-Term     Diversified        Fixed
                  Assets        Government      Government      Securities        Income          Income          Income
                   Fund         Bond Fund          Fund            Fund            Fund            Fund            Fund

1 Year             $ 10            $ 6             $ 6             $ 8             $ 6             $ 8             $ 7
3 Years            $ 32            $19             $20             $26             $18             $24             $22
5 Years            $ 55            $33             $35             $44             $31             $42             $39
10 Years           $122            $75             $77             $99             $69             $93             $87

                 Nations
                  Global         Nations
                Government      Municipal
                  Income          Income
                   Fund            Fund
1 Year             $ 13            $ 6
3 Years            $ 40            $19
5 Years            $ 69            $33
10 Years           $152            $75

                                                 Nations                                                         Nations
                 Nations         Nations         Florida         Nations         Nations         Nations         Maryland
                Short-Term     Intermediate    Intermediate      Florida         Georgia         Georgia       Intermediate
                Municipal       Municipal       Municipal       Municipal      Intermediate     Municipal       Municipal
                  Income           Bond            Bond            Bond         Municipal          Bond            Bond
                   Fund            Fund            Fund            Fund         Bond Fund          Fund            Fund

1 Year             $ 4             $ 5             $ 5             $ 6             $ 5             $ 6             $ 5
3 Years            $13             $16             $16             $19             $16             $19             $16
5 Years            $22             $28             $28             $33             $28             $33             $28
10 Years           $51             $63             $63             $75             $63             $75             $63

                                 Nations
                                  North
                                 Carolina
                 Nations       Intermediate
                 Maryland       Municipal
              Municipal Bond       Bond
                   Fund            Fund
1 Year             $ 6             $ 5
3 Years            $19             $16
5 Years            $33             $28
10 Years           $75             $63

                                 Nations
                 Nations          South          Nations         Nations                         Nations
                  North          Carolina         South         Tennessee        Nations          Texas          Nations
                 Carolina      Intermediate      Carolina      Intermediate     Tennessee      Intermediate       Texas
                Municipal       Municipal       Municipal       Municipal       Municipal       Municipal       Municipal
                   Bond            Bond            Bond            Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 6             $ 5             $ 6             $ 5             $ 6             $ 5             $ 6
3 Years            $19             $16             $19             $16             $19             $16             $19
5 Years            $33             $28             $33             $28             $33             $28             $33
10 Years           $75             $63             $75             $63             $75             $63             $75


                 Nations
                 Virginia        Nations
               Intermediate      Virginia
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 5             $ 6
3 Years            $16             $19
5 Years            $28             $33
10 Years           $63             $75

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, which expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or reimbursements will continue. In particular, to the extent other expenses are less than expected, waivers and/or reimbursements of management fees, if any, may decrease. Shareholders will be notified of any decrease that materially increases Total Operating Expenses. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."

Absent fee waivers and expense reimbursements, "Management Fees" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Government Money Market Fund -- .40% and .56%, respectively; Nations Tax Exempt Fund -- .40% and .54%, respectively; Nations Prime Fund -- .20% and .34%, respectively; Nations Treasury Fund -- .20% and
 .34%, respectively; Nations Small Company Growth Fund -- 1.00% and 1.20%, respectively; Nations Equity Index Fund -- .50% and .65%, respectively; Nations Managed Index Fund -- .50% and .70%, respectively; Nations Managed SmallCap Index Fund -- .50% and .70%, respectively; Nations Managed Value Index Fund
 -- .50% and .70%, respectively; Nations Managed SmallCap Value Index Fund -- .50% and .70%, respectively; Nations U.S. Government Bond Fund -- .60% and .80%, respectively; Nations Short-Intermediate Government Fund -- .60% and .82%, respectively; Nations Government Securities Fund -- .64% and .94%,
respectively; Nations Short-Term Income Fund -- .60% and .85%, respectively; Nations Diversified Income Fund -- .60% and .85%, respectively; Nations Strategic Fixed Income Fund -- .60% and .80%, respectively; Nations Municipal Income Fund -- .60% and .80%, respectively; Nations Short-Term Municipal Income Fund -- .50% and .60%, respectively; Nations Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations Florida Intermediate Municipal Bond
Fund  -- .50% and .70%, respectively; Nations Florida Municipal Bond Fund  --
 .60% and .80%, respectively; Nations Georgia Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations Georgia Municipal Bond Fund -- .60% and .80%, respectively; Nations Maryland Intermediate Municipal Bond Fund --
 .50% and .70%, respectively; Nations Maryland Municipal Bond Fund -- .60% and .80%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50% and .70%, respectively; Nations North Carolina Municipal Bond Fund -- .60%
and .80%, respectively; Nations South Carolina Intermediate Municipal Bond Fund
 -- .50% and .70%, respectively; Nations South Carolina Municipal Bond Fund
 -- .60% and .80%, respectively; Nations Tennessee Intermediate Municipal Bond Fund -- .50% and .70%, respectively; Nations Tennessee Municipal Bond Fund --
 .60% and .80%, respectively; Nations Texas Intermediate Bond Fund -- .50% and .70%, respectively; Nations Texas Municipal Bond Fund -- .60% and .80%,
respectively; Nations Virginia Intermediate Bond Fund -- .50% and .70%, respectively; and Nations Virginia Municipal Bond Fund -- .60% and .80%.

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights

The financial information on the following pages has been derived from the audited financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant. Financial Highlights for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund are not provided below because neither Fund had yet commenced operations during the period indicated below.

Information for Primary A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the audited financial statements dated May 16, 1997 for the Pilot Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor funds to Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund, respectively. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. The reports of Arthur Andersen LLP accompany the financial statements dated May 16, 1997 and are incorporated by reference in the SAI, which is available upon request.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PRIME FUND

                                                               YEAR            PERIOD            YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              3/31/97        03/31/96(a)       05/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                       $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                           0.0520           0.0468           0.0519           0.0318
Dividends from net investment income                           (0.0520)         (0.0468)         (0.0519)         (0.0318)
Total dividends and distributions                              (0.0520)         (0.0468)         (0.0519)         (0.0318)
Net asset value, end of period                             $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                    5.34%            4.79%            5.32%            3.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 2,533,688      $ 2,472,469      $ 2,873,096      $ 2,883,762
Ratio of operating expenses to average net assets                 0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets              5.21%            5.62%+           5.23%            3.20%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                   0.35%            0.37%+           0.38%            0.37%
Net investment income per share without waivers and/or
  expense reimbursements                                   $    0.0516      $    0.0463      $    0.0511      $    0.0311

                                                               YEAR
                                                               ENDED
PRIMARY A SHARES                                              5/31/93
Operating performance:
Net asset value, beginning of period                       $      1.00
Net investment income                                           0.0328
Dividends from net investment income                           (0.0328)
Total dividends and distributions                              (0.0328)
Net asset value, end of period                             $      1.00
Total return++                                                    3.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $ 1,156,266
Ratio of operating expenses to average net assets                 0.30%
Ratio of net investment income to average net assets              3.25%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                   0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                   $    0.0322

NATIONS PRIME FUND (CONT.)

                                                   YEAR              YEAR              YEAR              YEAR
                                                  ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                 5/31/92           5/31/91           5/31/90           5/31/89
Operating performance:
Net asset value, beginning of period          $    1.00         $    1.00         $    1.00         $    1.00
Net investment income                            0.0506            0.0749            0.0855            0.0839
Dividends from net investment income            (0.0506)          (0.0749)          (0.0855)          (0.0839)
Total dividends and distributions               (0.0506)          (0.0749)          (0.0855)          (0.0839)
Net asset value, end of period                $    1.00         $    1.00         $    1.00         $    1.00
Total return++                                     5.19%+++          7.75%+++          8.88%+++          8.71%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 500,476         $ 574,993         $ 433,298         $ 115,295
Ratio of operating expenses to average net
  assets                                           0.30%             0.30%             0.32%             0.35%
Ratio of net investment income to average
  net assets                                       5.03%             7.47%             8.43%             8.11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.42%             0.44%             0.50%+++          0.55%+++
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0494         $  0.0735         $  0.0731+++      $  0.0819+/+++

                                                   YEAR             PERIOD
                                                  ENDED             ENDED
PRIMARY A SHARES                                 5/31/88           5/31/87*
Operating performance:
Net asset value, beginning of period          $    1.00         $    1.00
Net investment income                            0.0675            0.0277
Dividends from net investment income            (0.0675)          (0.0277)
Total dividends and distributions               (0.0675)          (0.0277)
Net asset value, end of period                $    1.00         $    1.00
Total return++                                     6.94%+++          2.79%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 264,063         $ 252,562
Ratio of operating expenses to average net
  assets                                           0.36%             0.35%+
Ratio of net investment income to average
  net assets                                       6.73%             5.99%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.56%+++          0.65%+/+++
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0655+++      $  0.0247+++

  * The Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TREASURY FUND

                                                              YEAR            PERIOD            YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                             3/31/97        03/31/96(a)        5/31/95          5/31/94
Operating performance:
Net asset value, beginning of period                      $      1.00      $      1.00      $      1.00      $      1.00
Net investment income                                          0.0509           0.0458           0.0494           0.0297
Dividends from net investment income                          (0.0509)         (0.0458)         (0.0494)         (0.0297)
Distributions from net realized capital gains                      --          (0.0000)#        (0.0000)#             --
Total dividends and distributions                             (0.0509)         (0.0458)         (0.0494)         (0.0297)
Net asset value, end of period                            $      1.00      $      1.00      $      1.00      $      1.00
Total return++                                                   5.22%            4.67%            5.05%            2.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 1,345,585      $   821,030      $ 2,896,868      $ 2,679,992
Ratio of operating expenses to average net assets                0.30%            0.30%+           0.30%            0.30%
Ratio of net investment income to average net assets             5.09%            5.52%+           4.99%            2.97%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                  0.35%            0.37%+           0.35%            0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.0504      $    0.0453      $    0.0489      $    0.0292

                                                              YEAR
                                                              ENDED
PRIMARY A SHARES                                             5/31/93
Operating performance:
Net asset value, beginning of period                      $      1.00
Net investment income                                          0.0307
Dividends from net investment income                          (0.0307)
Distributions from net realized capital gains                      --
Total dividends and distributions                             (0.0307)
Net asset value, end of period                            $      1.00
Total return++                                                   3.12%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $ 2,956,796
Ratio of operating expenses to average net assets                0.30%
Ratio of net investment income to average net assets             3.02%
Ratio of operating expenses to average net assets
  without waivers and/or expense reimbursements                  0.36%
Net investment income per share without waivers and/or
  expense reimbursements                                  $    0.0302

NATIONS TREASURY FUND (CONT.)

                                                 YEAR             YEAR             YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                5/31/92          5/31/91          5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period         $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
Net investment income                            0.0483           0.0721           0.0829           0.0802           0.0630
Dividends from net investment income            (0.0483)         (0.0721)         (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital
  gains                                              --               --               --               --               --
Total dividends and distributions               (0.0483)         (0.0721)         (0.0829)         (0.0802)         (0.0630)
Net asset value, end of period               $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
Total return++                                     4.95%+++         7.46%+++         8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $1,094,741       $  955,186       $  392,843       $   90,946       $  111,414
Ratio of operating expenses to average net
  assets                                           0.29%            0.25%            0.25%            0.39%            0.38%
Ratio of net investment income to average
  net assets                                       4.82%            7.04%            8.18%            7.93%            6.31%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.42%            0.43%            0.59%+++         0.58%+++         0.65%+++
Net investment income per share without
  waivers and/or expense reimbursements      $   0.0470       $   0.0703       $   0.0693+++    $   0.0783+++    $   0.0603+++

                                                PERIOD
                                                 ENDED
PRIMARY A SHARES                               5/31/87*
Operating performance:
Net asset value, beginning of period         $     1.00
Net investment income                            0.0262
Dividends from net investment income            (0.0262)
Distributions from net realized capital
  gains                                              --
Total dividends and distributions               (0.0262)
Net asset value, end of period               $     1.00
Total return++                                     2.64%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)         $   66,221
Ratio of operating expenses to average net
  assets                                           0.35%+
Ratio of net investment income to average
  net assets                                       5.68%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.75%+/+++
Net investment income per share without
  waivers and/or expense reimbursements      $   0.0222+++

  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.0001.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT MONEY MARKET FUND

                                                 YEAR          PERIOD          YEAR           YEAR            YEAR
                                                 ENDED          ENDED          ENDED          ENDED          ENDED
PRIMARY A SHARES                               03/31/97      03/31/96(a)     11/30/95       11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period          $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Net investment income                            0.0503         0.0173         0.0558         0.0375          0.0294
Distributions:
Dividends from net investment income            (0.0503)       (0.0173)       (0.0558)       (0.0375)        (0.0294)
Distributions from net realized capital
  gains                                              --             --             --        (0.0000)#            --
Total dividends and distributions               (0.0503)       (0.0173)       (0.0558)       (0.0375)        (0.0294)
Net asset value, end of period                $    1.00      $    1.00      $    1.00      $    1.00       $    1.00
Total return++                                     5.18%          1.74%          5.72%          3.84%           2.96%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 299,394      $ 336,771      $ 332,895      $ 432,729       $ 475,180
Ratio of operating expenses to average net
  assets                                           0.30%          0.30%+         0.30%          0.30%           0.30%
Ratio of net investment income to average
  net assets                                       5.03%          5.20%+         5.58%          3.79%           2.91%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.57%          0.59%+         0.57%          0.59%           0.56%
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0476      $  0.0163      $  0.0531      $  0.0347       $  0.0269

                                                  YEAR           PERIOD
                                                 ENDED           ENDED
PRIMARY A SHARES                                11/30/92       11/30/91*
Operating performance:
Net asset value, beginning of period          $    1.00       $    1.00
Net investment income                            0.0358          0.0571
Distributions:
Dividends from net investment income            (0.0358)        (0.0571)
Distributions from net realized capital
  gains                                              --              --
Total dividends and distributions               (0.0358)        (0.0571)
Net asset value, end of period                $    1.00       $    1.00
Total return++                                     3.63%+++        5.87%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)          $ 414,412       $ 333,979
Ratio of operating expenses to average net
  assets                                           0.42%           0.43%+
Ratio of net investment income to average
  net assets                                       3.55%           5.49%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.58%           0.62%+
Net investment income per share without
  waivers and/or expense reimbursements       $  0.0341       $  0.0551

 * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.
 + Annualized.
 ++ Total return represents aggregate return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.
 # Amount represents less than $0.0001 per share.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TAX EXEMPT FUND

                                                                  YEAR            PERIOD            YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                03/31/97        03/31/96(a)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                          $      1.00      $      1.00       $    1.00        $    1.00
Net investment income                                              0.0324           0.0112          0.0361           0.0257
Dividends from net investment income                              (0.0324)         (0.0112)        (0.0361)         (0.0257)
Total dividends and distributions                                 (0.0324)         (0.0112)        (0.0361)         (0.0257)
Net asset value, end of period                                $      1.00      $      1.00       $    1.00        $    1.00
Total return++                                                       3.29%            1.12%           3.68%            2.60%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                          $ 1,184,313      $ 1,078,764       $ 905,125        $ 820,677
Ratio of operating expenses to average net assets                    0.30%            0.30%+          0.30%            0.27%
Ratio of net investment income to average net assets                 3.25%            3.35%+          3.62%            2.59%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.55%            0.58%+          0.57%            0.59%
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.0298      $    0.0103       $  0.0335        $  0.0226

                                                                  YEAR
                                                                  ENDED
PRIMARY A SHARES                                                11/30/93
Operating performance:
Net asset value, beginning of period                           $    1.00
Net investment income                                             0.0223
Dividends from net investment income                             (0.0223)
Total dividends and distributions                                (0.0223)
Net asset value, end of period                                 $    1.00
Total return++                                                      2.27%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 701,403
Ratio of operating expenses to average net assets                   0.23%
Ratio of net investment income to average net assets                2.23%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.59%
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0187

NATIONS TAX EXEMPT FUND (CONT.)

                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 11/30/92         11/30/91         11/30/90         11/30/89
Operating performance:
Net asset value, beginning of period                           $    1.00        $    1.00        $    1.00        $    1.00
Net investment income                                             0.0267           0.0422           0.0550           0.0600
Dividends from net investment income                             (0.0267)         (0.0422)         (0.0550)         (0.0600)
Total dividends and distributions                                (0.0267)         (0.0422)         (0.0550)         (0.0600)
Net asset value, end of period                                 $    1.00        $    1.00        $    1.00        $    1.00
Total return++                                                      2.70%+++         4.31%+++         5.63%+++         6.17%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 329,265        $ 168,829        $ 173,834        $ 145,109
Ratio of operating expenses to average net assets                   0.40%            0.42%            0.40%            0.40%
Ratio of net investment income to average net assets                2.65%            4.23%            5.51%            6.00%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.57%            0.60%            0.75%            0.74%
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0250        $  0.0404        $  0.0515        $  0.0566

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/88*
Operating performance:
Net asset value, beginning of period                           $    1.00
Net investment income                                             0.0350
Dividends from net investment income                             (0.0350)
Total dividends and distributions                                (0.0350)
Net asset value, end of period                                 $    1.00
Total return++                                                      3.55%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)                           $ 143,245
Ratio of operating expenses to average net assets                   0.40%+
Ratio of net investment income to average net assets                4.97%+
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.75%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $  0.0325

 * Nations Tax Exempt Fund Primary A Shares commenced operations on March 14, 1988.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VALUE FUND

                                                                             YEAR          PERIOD          YEAR           YEAR
                                                                             ENDED          ENDED          ENDED          ENDED
PRIMARY A SHARES                                                           03/31/97      03/31/96(a)     11/30/95       11/30/94
Operating performance:
Net asset value, beginning of period                                      $   16.60      $   16.21      $   12.98      $   13.74
Net investment income/(loss)                                                   0.26           0.07           0.27           0.24
Net realized and unrealized gain/(loss) on investments                         2.69           1.06           3.91          (0.23)
Net increase/(decrease) in net asset value from operations                     2.95           1.13           4.18           0.01
Distributions:
Dividends from net investment income                                          (0.26)         (0.12)         (0.28)         (0.23)
Distributions from net realized capital gains                                 (1.42)         (0.62)         (0.67)         (0.54)
Total dividends and distributions                                             (1.68)         (0.74)         (0.95)         (0.77)
Net asset value, end of period                                            $   17.87      $   16.60      $   16.21      $   12.98
Total return++                                                                18.07%          7.20%         34.53%         (0.08)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $1,200,853     $ 998,957      $ 956,669      $ 799,743
Ratio of operating expenses to average net assets                              0.97%(c)       0.96%+         0.94%          0.93%
Ratio of net investment income/(loss) to average net assets                    1.51%          1.30%+         1.90%          1.85%
Portfolio turnover rate                                                          47%            12%            63%            75%
Ratio of operating expenses to average net assets without waivers
  and/or expense reimbursements                                                0.97%(c)       0.96%+         0.94%          0.93%
Net investment income/(loss) per share without waivers and/or expense
  reimbursements                                                          $    0.26(c)   $    0.07%     $    0.27      $    0.24
Average commission rate paid (b)                                          $  0.0649      $  0.0648            N/A            N/A

                                                                              YEAR
                                                                             ENDED
PRIMARY A SHARES                                                            11/30/93
Operating performance:
Net asset value, beginning of period                                       $   12.45
Net investment income/(loss)                                                    0.24
Net realized and unrealized gain/(loss) on investments                          1.38
Net increase/(decrease) in net asset value from operations                      1.62
Distributions:
Dividends from net investment income                                           (0.24)
Distributions from net realized capital gains                                  (0.09)
Total dividends and distributions                                              (0.33)
Net asset value, end of period                                             $   13.74
Total return++                                                                 13.19%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                       $ 707,185
Ratio of operating expenses to average net assets                               0.96%
Ratio of net investment income/(loss) to average net assets                     1.98%
Portfolio turnover rate                                                           64%
Ratio of operating expenses to average net assets without waivers
  and/or expense reimbursements                                                 0.97%
Net investment income/(loss) per share without waivers and/or expense
  reimbursements                                                           $    0.24
Average commission rate paid (b)                                                 N/A

NATIONS VALUE FUND (CONT.)

                                                                                           YEAR            YEAR
                                                                                          ENDED            ENDED
PRIMARY A SHARES                                                                         11/30/92        11/30/91
Operating performance:
Net asset value, beginning of period                                                   $   11.16       $    9.71
Net investment income/loss                                                                  0.28            0.34
Net realized and unrealized gain/(loss) on investments                                      1.57            1.47
Net increase/(decrease) in net asset value from operations                                  1.85            1.81
Distributions:
Dividends from net investment income                                                       (0.27)          (0.36)
Distributions from net realized capital gains                                              (0.29)             --
Total dividends and distributions                                                          (0.56)          (0.36)
Net asset value, end of period                                                         $   12.45       $   11.16
Total return++                                                                             17.00%+++       18.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $ 282,138       $  82,360
Ratio of operating expenses to average net assets                                           0.90%           0.53%
Ratio of net investment income/(loss) to average net assets                                 2.31%           3.33%
Portfolio turnover rate                                                                       60%             51%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                            0.97%           0.99%
Net investment income/(loss) per share without waivers and/or expense reimbursements   $    0.27       $    0.30
Average commission rate paid (b)                                                             N/A             N/A

                                                                                           YEAR            PERIOD

                                                                                           ENDED            ENDED

PRIMARY A SHARES                                                                         11/30/90        11/30/89*#

Operating performance:
Net asset value, beginning of period                                                   $   10.04        $   10.00

Net investment income/loss                                                                  0.35             0.08

Net realized and unrealized gain/(loss) on investments                                     (0.36)           (0.04)

Net increase/(decrease) in net asset value from operations                                 (0.01)            0.04

Distributions:
Dividends from net investment income                                                       (0.32)              --

Distributions from net realized capital gains                                                 --               --

Total dividends and distributions                                                          (0.32)              --

Net asset value, end of period                                                         $    9.71        $   10.04

Total return++                                                                             (0.16)%+++        0.40%+++

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                   $  19,769        $   5,161

Ratio of operating expenses to average net assets                                           0.21%            0.49%+

Ratio of net investment income/(loss) to average net assets                                 4.19%            4.41%+

Portfolio turnover rate                                                                       24%              --

Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                            1.11%            1.41%+

Net investment income/(loss) per share without waivers and/or expense reimbursements   $    0.26        $    0.06

Average commission rate paid (b)                                                             N/A              N/A


 * Nations Value Fund Primary A Shares commenced operations on September 19,
   1989.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.
 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INCOME FUND

                                     YEAR            PERIOD            YEAR             YEAR             YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                   03/31/97        03/31/96(b)       05/31/95          5/31/94          5/31/93
Operating performance:
Net asset value, beginning
  of period                       $   13.14        $   11.81       $   11.43        $   12.06         $   11.41
Net investment income/(loss)           0.43             0.30            0.42             0.38              0.37
Net realized and unrealized
  gain/(loss) on investments           1.55             1.77            1.11             0.22              1.08
Net increase/(decrease) in net
  asset value from operations          1.98             2.07            1.53             0.60              1.45
Distributions:
Dividends from net
  investment income                   (0.41)           (0.37)          (0.42)           (0.42)            (0.35)
Distributions from net
  realized capital gains              (2.41)           (0.37)          (0.73)           (0.81)            (0.45)
Total dividends and
  distributions                       (2.82)           (0.74)          (1.15)           (1.23)            (0.80)
Net asset value, end of period    $   12.30        $   13.14       $   11.81        $   11.43         $   12.06
Total return++                        15.62%           17.98%          14.79%            5.00%            13.30%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                          $ 200,772        $ 283,142       $ 283,082        $ 225,740         $ 175,949
Ratio of operating expenses to
  average net assets                   0.91%(d)         0.90%+          0.92%            0.94%             0.92%
Ratio of net investment
  income/(loss) to average
  net assets                           3.09%            2.84%+          3.75%            3.41%             3.37%
Portfolio turnover rate                 102%              59%            158%             116%               55%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                       0.91%(d)         0.90%+          0.93%            0.95%             1.04%
Net investment income/(loss)
  per share without waivers
  and/or expense
  reimbursements                  $    0.43(d)     $    0.30       $    0.42        $    0.38         $    0.36
Average commission rate
  paid (c)                        $  0.0609        $  0.0287             N/A              N/A               N/A

                                      YEAR             PERIOD
                                     ENDED             ENDED
PRIMARY A SHARES                    5/31/92           5/31/91*
Operating performance:
Net asset value, beginning
  of period                        $   10.19       $   10.00
Net investment income/(loss)            0.34            0.05
Net realized and unrealized
  gain/(loss) on investments            1.25            0.14
Net increase/(decrease) in net
  asset value from operations           1.59            0.19
Distributions:
Dividends from net
  investment income                    (0.30)             --
Distributions from net
  realized capital gains               (0.07)             --
Total dividends and
  distributions                        (0.37)             --
Net asset value, end of period     $   11.41       $   10.19
Total return++                         15.91%+++        1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)                           $  18,104       $  10,194
Ratio of operating expenses to
  average net assets                    1.10%           1.12%+
Ratio of net investment
  income/(loss) to average
  net assets                            3.15%           3.66%+
Portfolio turnover rate                   84%              9%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                        2.21%           1.80%+
Net investment income/(loss)
  per share without waivers
  and/or expense
  reimbursements                   $    0.22       $   (0.06)
Average commission rate
  paid (c)                               N/A             N/A

  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.
 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expenses ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL EQUITY FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97#      03/31/96(a)#       05/31/95#        5/31/94#         5/31/93#
Operating performance:
Net asset value, beginning of period             $   13.50        $   11.75        $   12.06        $   10.60        $   10.40
Net investment income/(loss)                          0.08             0.07             0.14             0.09             0.09
Net realized and unrealized gain/(loss) on
  investments                                         0.11             1.80            (0.20)            1.44             0.21
Net increase/(decrease) in net asset value
  from operations                                     0.19             1.87            (0.06)            1.53             0.30
Distributions:
Dividends from net investment income                 (0.11)          (0.06)            (0.03)           (0.05)           (0.08)
Distributions in excess of net investment
  income                                             (0.00)(c)       (0.04)               --               --               --
Distributions from net realized capital gains        (0.42)          (0.02)            (0.12)           (0.02)           (0.02)
Distributions in excess of net realized
  capital gains                                      (0.03)              --            (0.10)              --               --
Total dividends and distributions                    (0.56)          (0.12)            (0.25)           (0.07)           (0.10)
Net asset value, end of period                   $   13.13        $   13.50        $   11.75        $   12.06        $   10.60
Total return++                                        1.32%           16.01%           (0.46)%          14.37%            3.14%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)             $ 976,855        $ 849,731        $ 572,940        $ 401,559        $ 118,873
Ratio of operating expenses to average net
  assets                                              1.16%            1.17%+           1.03%            1.17%            1.30%
Ratio of net investment income/(loss) to
  average net assets                                  0.62%            0.65%+           1.17%            0.75%            1.03%
Portfolio turnover rate                                 36%              26%              92%              39%              41%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                        --             1.18%+           1.04%            1.18%            1.32%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                        --        $    0.07        $    0.14        $    0.08        $    0.10
Average commission rate paid (b)                 $  0.0279        $  0.0272               --               --               --

                                                    PERIOD
                                                    ENDED
PRIMARY A SHARES                                   5/31/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income/(loss)                         0.08
Net realized and unrealized gain/(loss) on
  investments                                        0.36
Net increase/(decrease) in net asset value
  from operations                                    0.44
Distributions:
Dividends from net investment income                (0.04)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Distributions in excess of net realized
  capital gains                                        --
Total dividends and distributions                   (0.04)
Net asset value, end of period                  $   10.40
Total return++                                       4.43%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $  83,970
Ratio of operating expenses to average net
  assets                                             1.33%+
Ratio of net investment income/(loss) to
  average net assets                                 1.81%+
Portfolio turnover rate                                11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.43%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $    0.03
Average commission rate paid (b)                       --

  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.
 (b) Average commission rate paid per share of securities purchased and sold by the Fund.
 (c) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS INTERNATIONAL GROWTH FUND

                                                          PERIOD              YEAR               YEAR               YEAR
                                                           ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES*                                        05/16/97           08/31/96           08/31/95           08/31/94
Operating performance:
Net asset value at the beginning of the period         $     17.05        $     16.24        $     16.34        $     14.14
Net investment income (loss)                                  0.05               0.18               0.13(f)            0.11(f)
Net realized and unrealized gain/(loss) on
  investments                                                 2.76               1.61              (0.22)(f)           1.65(f)
Net realized and unrealized gain/(loss) on foreign
  currency related transactions                              (0.92)             (0.13)              0.39(f)            0.59(f)
Total income (loss) from investments activities               1.89               1.66               0.30               2.35
Distributions from net investment income                     (0.17)             (0.46)             (0.11)                --
Distributions from net realized gain on investments
  and foreign currency related transactions                  (0.34)             (0.39)             (0.29)             (0.15)
Net asset value at the end of the period               $     18.43        $     17.05        $     16.24        $     16.34
Total return (a)                                             11.28%(c)          10.64%              2.08%             16.75%
Portfolio turnover rate (g)                                  33.68%             22.31%             35.91%             35.40%
Ratio of expenses to average net assets                       1.18%(d)           1.08%              1.18%              1.12%
Ratio of net investment income (loss) to average
  net assets                                                  0.47%(d)           0.69%              0.82%              0.75%
Net assets at end of period (in 000's)                 $   701,033        $   579,019        $   363,212        $   307,561
Average Commission Rate (h)                                $0.0107            $0.0160

                                                           EIGHT
                                                          MONTHS
                                                           ENDED
PRIMARY A SHARES*                                      08/31/93 (b)
Operating performance:
Net asset value at the beginning of the period       $    13.15
Net investment income (loss)                              (0.01)(f)
Net realized and unrealized gain/(loss) on
  investments                                              1.10(f)
Net realized and unrealized gain/(loss) on foreign
  currency related transactions                           (0.10)(f)
Total income (loss) from investments activities            0.99
Distributions from net investment income                     --
Distributions from net realized gain on investments
  and foreign currency related transactions                  --
Net asset value at the end of the period             $    14.14
Total return (a)                                           7.53%(c)
Portfolio turnover rate (g)                               26.65%(e)
Ratio of expenses to average net assets                    1.31%(d)
Ratio of net investment income (loss) to average
  net assets                                              (0.56)%(d)
Net assets at end of period (in 000's)               $  195,548
Average Commission Rate (h)

 * Primary A Shares of Nations International Growth Fund were formerly Pilot Shares of the Pilot International Equity Fund, a predecessor portfolio.

 (a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges.

 (b) Pilot Shares were initially issued on July 26, 1993.

 (c) Not annualized.

 (d) Annualized.

 (e) Excludes the transfer of assets effective on August 6, 1993 from a collective trust for which Boatmen's Trust Company served as trustee.

 (f) Calculated based on the average shares outstanding methodology.

 (g) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.

(h) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING MARKETS FUND

                                                                                                             YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/97#
Operating performance:
Net asset value, beginning of period                                                                       $   10.34
Net investment income/(loss)                                                                                    0.01
Net realized and unrealized gain on investments                                                                 1.21
Net increase in net asset value from operations                                                                 1.22
Distributions:
Dividends from net investment income                                                                           (0.02)
Distributions in excess of net investment income                                                               (0.07)
Distributions from net realized capital gains                                                                  (0.06)
Total dividends and distributions                                                                              (0.15)
Net asset value, end of period                                                                             $   11.41
Total return++                                                                                                 11.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  76,483
Ratio of operating expenses to average net assets                                                               1.74%
Ratio of net investment income/(loss) to average net assets                                                     0.13%
Portfolio turnover rate                                                                                           31%
Average commission rate paid (a)                                                                           $  0.0003

                                                                                                            PERIOD

                                                                                                             ENDED

PRIMARY A SHARES                                                                                          03/31/96*#

Operating performance:
Net asset value, beginning of period                                                                       $   10.00

Net investment income/(loss)                                                                                   (0.03)

Net realized and unrealized gain on investments                                                                 0.37

Net increase in net asset value from operations                                                                 0.34

Distributions:
Dividends from net investment income                                                                              --

Distributions in excess of net investment income                                                                0.00**

Distributions from net realized capital gains                                                                     --

Total dividends and distributions                                                                               0.00**

Net asset value, end of period                                                                             $   10.34

Total return++                                                                                                  3.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  47,560

Ratio of operating expenses to average net assets                                                               2.13%+

Ratio of net investment income/(loss) to average net assets                                                    (0.38)%+

Portfolio turnover rate                                                                                           17%

Average commission rate paid (a)                                                                           $  0.0004


 * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.
 ** Amount represents less than $0.01 per share.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

NATIONS PACIFIC GROWTH FUND

                                                                                                             YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           03/31/97
Operating performance:
Net asset value, beginning of period                                                                       $   10.24
Net investment income/(loss)                                                                                    0.04
Net realized and unrealized gain/(loss) on investments                                                          0.19
Net increase/(decrease) in net asset value from operations                                                      0.23
Distributions:
Dividends from net investment income                                                                       $   (0.03)
Distributions in excess of net investment income                                                               (0.03)
Total dividends and distributions                                                                              (0.06)
Net asset value, end of period                                                                             $   10.41
Total return++                                                                                                  2.18%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $ 122,887
Ratio of operating expenses to average net assets                                                               1.42%
Ratio of net investment income/(loss) to average net assets                                                     0.39%
Portfolio turnover rate                                                                                           78%
Average commission rate paid (a)                                                                           $  0.0126

                                                                                                            PERIOD

                                                                                                             ENDED

PRIMARY A SHARES                                                                                          03/31/96*#

Operating performance:
Net asset value, beginning of period                                                                       $   10.00

Net investment income/(loss)                                                                                   (0.02)

Net realized and unrealized gain/(loss) on investments                                                          0.29

Net increase/(decrease) in net asset value from operations                                                      0.27

Distributions:
Dividends from net investment income                                                                              --

Distributions in excess of net investment income                                                               (0.03)

Total dividends and distributions                                                                              (0.03)

Net asset value, end of period                                                                             $   10.24

Total return++                                                                                                  2.66%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                       $  95,210

Ratio of operating expenses to average net assets                                                               1.76%+

Ratio of net investment income/(loss) to average net assets                                                    (0.27)%+

Portfolio turnover rate                                                                                           23%

Average commission rate paid (a)                                                                           $  0.0178


 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS CAPITAL GROWTH FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                 03/31/97##       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period             $   13.43        $   14.24        $   11.23       $    11.08        $   10.68
Net investment income/(loss)                          0.05             0.02             0.09             0.09             0.09
Net realized and unrealized gain on
  investments                                         1.66             0.38             3.28             0.14             0.42
Net increase in net asset value from
  operations                                          1.71             0.40             3.37             0.23             0.51
Distributions:
Dividends from net investment income                 (0.05)           (0.02)           (0.10)           (0.08)           (0.10)
Distributions from net realized capital gains        (3.39)           (1.19)           (0.26)           (0.00)(b)        (0.01)
Total dividends and distributions                    (3.44)           (1.21)           (0.36)           (0.08)           (0.11)
Net asset value, end of period                   $   11.70        $   13.43        $   14.24       $    11.23        $   11.08
Total return++                                       11.88%            3.14%           30.96%            2.14%            4.84%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)             $ 533,168        $ 839,300        $ 867,361       $  717,914        $ 646,661
Ratio of operating expenses to average net
  assets                                              0.96%(d)         0.96%+           0.98%            0.90%            0.80%
Ratio of net investment income/(loss) to
  average net assets                                  0.39%            0.38%+           0.71%            0.85%            0.84%
Portfolio turnover rate                                 75%              25%              80%              56%              81%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.96%            0.96%+           0.98%            0.91%            0.89%
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                 $    0.05        $    0.02        $    0.09       $     0.09        $    0.08
Average commission rate paid (c)                 $  0.0604        $  0.0632              N/A              N/A              N/A

                                                   PERIOD
                                                    ENDED
PRIMARY A SHARES                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income/(loss)                         0.02
Net realized and unrealized gain on
  investments                                        0.66#
Net increase in net asset value from
  operations                                         0.68
Distributions:
Dividends from net investment income                   --
Distributions from net realized capital gains          --
Total dividends and distributions                      --
Net asset value, end of period                  $   10.68
Total return++                                       6.80%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 728,629
Ratio of operating expenses to average net
  assets                                             0.30%+
Ratio of net investment income/(loss) to
  average net assets                                 1.33%+
Portfolio turnover rate                                 7%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     1.05%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                                $    0.01
Average commission rate paid (c)                      N/A

  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
## Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) Amount represents less than $0.01 per share.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.
 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 03/31/97#      03/31/96#(a)       11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of period                           $   14.04        $   14.28         $   11.41        $   10.87
Net investment income/(loss)                                       (0.04)           (0.00)(b)          0.01            (0.03)
Net realized and unrealized gain on investments                     0.20             1.26              3.26             0.71
Net increase in net asset value from operations                     0.16             1.26              3.27             0.68
Distributions:
Distributions from net realized capital gains                      (1.34)           (1.50)            (0.40)           (0.14)
Total dividends and distributions                                  (1.34)           (1.50)            (0.40)           (0.14)
Net asset value, end of period                                 $   12.86        $   14.04         $   14.28        $   11.41
Total return++                                                      0.48%            9.87%            29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 267,319        $ 295,764         $ 269,484        $ 182,459
Ratio of operating expenses to average net assets                   0.98%(d)         0.99%+            0.98%            1.01%
Ratio of net investment income/(loss) to average net assets        (0.26)%          (0.06)%+           0.08%           (0.29)%
Portfolio turnover rate                                               93%              39%              139%             129%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.98%(d)         0.99%+            0.98%            1.01%
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $   (0.04)(d)        (0.00)(b)     $    0.01        $   (0.03)
Average commission rate paid (c)                               $  0.0562        $  0.0599               N/A              N/A

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income/(loss)                                       (0.01)
Net realized and unrealized gain on investments                     0.89
Net increase in net asset value from operations                     0.88
Distributions:
Distributions from net realized capital gains                      (0.01)
Total dividends and distributions                                  (0.01)
Net asset value, end of period                                 $   10.87
Total return++                                                      8.81%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 121,281
Ratio of operating expenses to average net assets                   0.80%+
Ratio of net investment income/(loss) to average net assets        (0.15)%+
Portfolio turnover rate                                              159%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.01%+
Net investment income/(loss) per share without waivers
  and/or expense reimbursements                                $   (0.03)
Average commission rate paid (c)                                     N/A

  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS SMALL COMPANY GROWTH FUND

                                                                                                          PERIOD
                                                                                                           ENDED
PRIMARY A SHARES*                                                                                         5/16/97
Operating performance:
Net asset value at the beginning of the period                                                        $     10.65
Net investment income                                                                                        0.04
Net realized and unrealized gain on investments and futures                                                  1.47
Total income from investment activities                                                                      1.51
Distributions from net investment income                                                                    (0.04)
Distributions from net realized gains                                                                       (0.05)
Net asset value at the end of the period                                                              $     12.07
Total return (b)                                                                                            14.21%
Ratio of expenses to average net assets (c)                                                                  0.98%
Ratio of net investment income to average net assets (c)                                                     0.54%
Portfolio turnover rate (e)                                                                                    48%
Net assets at end of period (in 000's)                                                                $   109,450
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                      1.41%(c)
Ratio of net investment income to average net assets (assuming no waivers or expense
  reimbursements)                                                                                            0.11%(c)
Average Commission Rate (d)                                                                                $.0323

                                                                                                          PERIOD

                                                                                                           ENDED

PRIMARY A SHARES*                                                                                       08/31/96(a)

Operating performance:
Net asset value at the beginning of the period                                                         $   10.00

Net investment income                                                                                       0.09

Net realized and unrealized gain on investments and futures                                                 0.64

Total income from investment activities                                                                     0.73

Distributions from net investment income                                                                   (0.08)

Distributions from net realized gains                                                                         --

Net asset value at the end of the period                                                               $   10.65

Total return (b)                                                                                            7.37%

Ratio of expenses to average net assets (c)                                                                 1.00%

Ratio of net investment income to average net assets (c)                                                    1.06%

Portfolio turnover rate (e)                                                                                   31%

Net assets at end of period (in 000's)                                                                 $  70,483

Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                     1.54%(c)

Ratio of net investment income to average net assets (assuming no waivers or expense
  reimbursements)                                                                                           0.52%(c)

Average Commission Rate (d)                                                                               $.0340


 * Primary A Shares of Nations Small Company Growth Fund were formerly Pilot Shares of the Pilot Small Capitalization Equity Fund, a predecessor portfoilo.
(a) Share activity commenced December 12, 1995.
(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.
(c) Annualized.
(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.
(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DISCIPLINED EQUITY FUND

                                                 YEAR            PERIOD            YEAR             PERIOD             PERIOD
                                                 ENDED            ENDED            ENDED             ENDED              ENDED
PRIMARY A SHARES                               03/31/97        03/31/96(a)       11/30/95          11/30/94*          04/29/94*
Operating performance:
Net asset value, beginning of period         $   17.19        $   17.06        $   13.08         $   13.31          $   13.65
Net investment income/(loss)                      0.14             0.05             0.10              0.01              (0.05)
Net realized and unrealized gain/(loss) on
  investments                                     2.79             0.35             3.96             (0.23)#             2.66
Net increase/(decrease) in net asset value
  from operations                                 2.93             0.40             4.06             (0.22)              2.61
Distributions:
Dividends from net investment income             (0.14)           (0.04)           (0.08)            (0.01)                --
Distributions from net realized
  capital gains                                  (1.51)           (0.23)              --                --              (2.95)
Return of capital                                   --               --               --             (0.00)(b)             --
Total dividends and distributions                (1.65)           (0.27)           (0.08)            (0.01)             (2.95)
Net asset value, end of period               $   18.47        $   17.19        $   17.06         $   13.08          $   13.31
Total return++                                   17.00%            2.44%           31.13%            (1.62)%            18.79%
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)         $ 100,260        $ 116,469        $ 109,939         $   9,947          $   8,079
Ratio of operating expenses to average net
  assets                                          1.04%(d)         1.02%+           1.30%             1.13%+             1.20%+
Ratio of net investment income/(loss) to
  average net assets                              0.70%            0.82%+           0.85%             0.12%+            (0.60)%+
Portfolio turnover rate                            120%              47%             124%              177%               475%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.04%            1.02%+           1.30%             1.56%+             1.53%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                             $    0.14        $    0.05        $    0.10         $   (0.03)         $   (0.08)
Average commission rate paid (c)             $  0.0377           0.0627              N/A               N/A                N/A

                                                 PERIOD
                                                  ENDED
PRIMARY A SHARES                                04/30/93*
Operating performance:
Net asset value, beginning of period          $   10.00
Net investment income/(loss)                      (0.03)
Net realized and unrealized gain/(loss) on
  investments                                      3.74
Net increase/(decrease) in net asset value
  from operations                                  3.71
Distributions:
Dividends from net investment income                 --
Distributions from net realized
  capital gains                                   (0.06)
Return of capital                                    --
Total dividends and distributions                 (0.06)
Net asset value, end of period                $   13.65
Total return++                                    37.13%
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in 000's)          $   4,638
Ratio of operating expenses to average net
  assets                                           1.20%+
Ratio of net investment income/(loss) to
  average net assets                              (0.58)%+
Portfolio turnover rate                             203%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   1.31%+
Net investment income/(loss) per share
  without waivers and/or expense
  reimbursements                              $   (0.03)
Average commission rate paid (c)                    N/A

 * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.
 + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Amount represents less than $0.01 per share.
(c) Average commission rate paid per share of securities purchased and sold by the Fund.
(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EQUITY INDEX FUND

                                                                               YEAR            PERIOD            YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             03/31/97        03/31/96(a)       11/30/95
Operating performance:
Net asset value, beginning of period                                        $   13.58        $   12.91        $    9.84
Net investment income                                                            0.26             0.08             0.28
Net realized and unrealized gain/(loss) on investments                           2.36             0.86             3.20
Net increase in net asset value from operations                                  2.62             0.94             3.48
Distributions:
Dividends from net investment income                                            (0.26)           (0.13)           (0.28)
Distributions from net realized capital gains                                   (0.05)           (0.14)           (0.13)
Total dividends and distributions                                               (0.31)           (0.27)           (0.41)
Net asset value, end of period                                              $   15.89        $   13.58        $   12.91
Total return++                                                                  19.41%            7.33%           36.35%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $ 567,039        $ 192,388        $ 145,021
Ratio of operating expenses to average net assets                                0.35%(c)         0.35%+           0.37%
Ratio of operating expenses to average net assets including interest
  expense                                                                         N/A             0.35%+           0.38%
Ratio of net investment income to average net assets                             1.91%            1.99%+           2.44%
Portfolio turnover rate                                                             5%               2%              18%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         0.70%(c)         0.73%+           0.78%
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.21(c)     $    0.07        $    0.23
Average commission rate paid (b)                                            $  0.0173        $  0.0291              N/A

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.00
Net investment income                                                            0.24
Net realized and unrealized gain/(loss) on investments                          (0.21)
Net increase in net asset value from operations                                  0.03
Distributions:
Dividends from net investment income                                            (0.19)
Distributions from net realized capital gains                                      --
Total dividends and distributions                                               (0.19)
Net asset value, end of period                                              $    9.84
Total return++                                                                   0.29%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $ 123,147
Ratio of operating expenses to average net assets                                0.35%+
Ratio of operating expenses to average net assets including interest
  expense                                                                          --
Ratio of net investment income to average net assets                             2.64%+
Portfolio turnover rate                                                            14%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         0.79%+
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.20
Average commission rate paid (b)                                                  N/A

 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
(a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
(b) Average commission rate paid per share of securities purchased and sold by the Fund.
(c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS MANAGED INDEX FUND

                                                                                                                     PERIOD
                                                                                                                     ENDED
                                                                                                                     3/31/97*
PRIMARY A SHARES
Operating performance:
Net asset value, beginning of period                                                                                $   10.00
Net investment income                                                                                               $    0.15
Net realized and unrealized gain on investments                                                                     $    1.87
Net increase in net asset value from operations                                                                     $    2.02
Dividends from net investment income                                                                                $   (0.13)
Total dividends and distributions                                                                                   $   (0.13)
Net asset value, end of period                                                                                      $   11.89
Total return++                                                                                                          20.22%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                 $  42,226
Ratio of operating expenses to average net assets                                                                         0.50%+(b)
Ratio of net investment income to average net assets                                                                      1.92+
Portfolio turnover rate                                                                                                     17%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                           1.05%+(b)
Net investment income per share without waivers and/or expense reimbursements                                        $    0.12(b)
Average commission rate paid (a)                                                                                     $  0.0259



  * Nations Managed Index Fund's Primary A Shares commenced operations on July 31, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Average commission rate paid per share of securities purchased and sold by the Fund.
 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD
NATIONS MANAGED SMALLCAP INDEX FUND

                                                                                                                  PERIOD
                                                                                                                  ENDED
                                                                                                                 3/31/97*
PRIMARY A SHARES
Operating performance:
Net asset value at the beginning of period                                                                        $   10.00
Net investment income                                                                                             $    0.03
Net realized and unrealized gain/(loss) on investments                                                            $   (0.17)
Net increase in net asset value from operations                                                                   $   (0.14)
Dividends from net investment income                                                                              $   (0.03)
Distributions in excess of net investment income                                                                  $   (0.00)(b)
Total dividends and distributions                                                                                 $   (0.03)
Net asset value, end of period                                                                                    $    9.83
Total return++                                                                                                        (1.37)%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                              $  40,851
Ratio of operating expenses to average net assets                                                                      0.50%+
Ratio of net investment income to average net assets                                                                   1.05%+
Portfolio turnover rate                                                                                                  18%
Ratio of operating expenses to average net assets without waivers and/or expense reimbursements                        1.21%+
Net investment income per share without waivers and/or expense reimbursements                                      $   0.01
Average commission rate paid (a)                                                                                   $ 0.0279


  * Nations Managed SmallCap Index Fund's Primary A Shares commenced operations on October 15, 1996.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) Average commission rate paid per share of securities purchased and sold by the Fund.
 (b) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS BALANCED ASSETS FUND

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                               03/31/97        03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period          $   11.65        $   12.68        $   10.44        $   10.87        $   10.24
Net investment income                              0.39             0.11             0.38             0.25             0.29
Net realized and unrealized gain/(loss) on
  investments                                      1.03             0.45             2.21            (0.43)            0.64
Net increase/(decrease) in net asset value
  from operations                                  1.42             0.56             2.59            (0.18)            0.93
Distributions:
Dividends from net investment income              (0.38)           (0.18)           (0.33)           (0.25)           (0.30)
Distributions from net realized capital
  gains                                           (1.54)           (1.41)           (0.02)              --               --
Total dividends and distributions                 (1.92)           (1.59)           (0.35)           (0.25)           (0.30)
Net asset value, end of period                $   11.15        $   11.65        $   12.68        $   10.44        $   10.87
Total return++                                    12.50%            4.90%           25.27%          (1.73)%            9.22%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   135,731      $   164,215      $   163,198      $   162,215      $   178,270
Ratio of operating expenses to average net
  assets                                           1.00%(b)         1.00%+           0.99    %        0.98    %        0.90%
Ratio of net investment income to average
  net assets                                       3.31%            2.91%+           3.25    %        2.31    %        2.82%
Portfolio turnover rate                             264%              83%             174    %         156    %          50%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   1.00%(b)         1.00%+           0.99    %        0.99    %        0.97%
Net investment income per share without
  waivers and/or expense reimbursements     $      0.39    (b) $      0.11    $      0.38      $      0.25      $      0.29
Average commission rate paid (c)            $    0.0563      $    0.0598              N/A              N/A              N/A

                                                PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.06
Net realized and unrealized gain/(loss) on
  investments                                     0.18#
Net increase/(decrease) in net asset value
  from operations                                 0.24
Distributions:
Dividends from net investment income                --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                   --
Net asset value, end of period               $   10.24
Total return++                                    2.40%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  111,953
Ratio of operating expenses to average net
  assets                                          0.30%+
Ratio of net investment income to average
  net assets                                      3.85%+
Portfolio turnover rate                             79%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  1.05%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.05
Average commission rate paid (c)                   N/A

   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.
   + Annualized.
  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (b) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.
 (c) Average commission rate paid per share of securities purchased and sold by the Fund.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS U.S. GOVERNMENT BOND FUND

                                                                                          PERIOD             PERIOD
                                                                                           ENDED              ENDED
PRIMARY A SHARES*                                                                         5/16/97           08/31/96
Operating performance:
Net asset value at the beginning of the period                                         $     10.53        $     11.20
Net investment income                                                                         0.41               0.61
Net realized and unrealized gain/(loss) on investments                                        0.17              (0.22)
Total income from investment activities                                                       0.58               0.39
Distributions from net investment income                                                     (0.41)             (0.61)
Distributions from net realized gains                                                        (0.51)             (0.45)
Total distributions                                                                          (0.92)             (1.06)
Net asset value at the end of the period                                               $     10.19        $     10.53
Total return (b)                                                                              5.62%              3.46%
Ratio of expenses to average net assets                                                       0.62%(c)           0.65%
Ratio of net investment income to average net assets                                          5.60%(c)           5.61%
Portfolio turnover rate (d)                                                                     58%                87%
Net assets at end of period (in 000's)                                                 $   148,082        $   145,066
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                             0.77%(c)           0.82%
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             5.45%(c)           5.44%

                                                                                          PERIOD
                                                                                           ENDED
PRIMARY A SHARES*                                                                       08/31/95(a)
Operating performance:
Net asset value at the beginning of the period                                         $     10.00
Net investment income                                                                         0.56
Net realized and unrealized gain/(loss) on investments                                        1.20
Total income from investment activities                                                       1.76
Distributions from net investment income                                                     (0.56)
Distributions from net realized gains                                                           --
Total distributions                                                                          (0.56)
Net asset value at the end of the period                                               $     11.20
Total return (b)                                                                             18.03%
Ratio of expenses to average net assets                                                       0.62%(c)
Ratio of net investment income to average net assets                                          6.45%(c)
Portfolio turnover rate (d)                                                                    132%
Net assets at end of period (in 000's)                                                 $   137,261
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                             0.87%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             6.20%(c)

 * Primary A Shares of Nations U.S. Government Bond Fund were formerly Pilot Shares of the Pilot U.S. Government Securities Fund, a predecessor portfolio.

(a) Pilot share activity commenced November 7, 1994.

(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                   YEAR            PERIOD            YEAR             YEAR             YEAR             YEAR
                                  ENDED             ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                03/31/97#       03/31/96(b)#       11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning
  of period                   $    4.07          $    4.14        $    3.93        $    4.28        $    4.16       $    4.17
Net investment income              0.23               0.07             0.24             0.23             0.23            0.28
Net realized and unrealized
  gain/(loss) on
  investments                     (0.08)             (0.07)            0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in
  net asset value from
  operations                       0.15               0.00             0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net
  investment income               (0.23)             (0.07)           (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of
  net investment income              --              (0.00)(a)        (0.00)(a)        (0.00)(a)           --              --
Distributions from net
  realized capital gains             --                 --               --            (0.02)           (0.02)             --
Total dividends and
  distributions                   (0.23)             (0.07)           (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of
  period                      $    3.99          $    4.07        $    4.14        $    3.93        $    4.28       $    4.16
Total return++                     3.72%              0.07%           11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                 $  371,118        $   399,915      $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses
  to average net assets            0.63%(c)(d)        0.63%+           0.60%            0.59%            0.55%           0.37%
Ratio of net investment
  income to average net
  assets                           5.73%              5.32%+           5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate             529%               189%             328%             133%              92%             25%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements           0.83%(d)           0.86%+           0.80%            0.80%            0.79%           0.77%
Net investment income per
  share without waivers
  and/or expense
  reimbursements             $     0.22(d)     $      0.06    $        0.23      $      0.22      $      0.22      $     0.26

                                 PERIOD
                                  ENDED
PRIMARY A SHARES                11/30/91*
Operating performance:
Net asset value, beginning
  of period                   $    4.00##
Net investment income              0.10
Net realized and unrealized
  gain/(loss) on
  investments                      0.17
Net increase/(decrease) in
  net asset value from
  operations                       0.27
Distributions:
Dividends from net
  investment income               (0.10)
Distributions in excess of
  net investment income              --
Distributions from net
  realized capital gains             --
Total dividends and
  distributions                   (0.10)
Net asset value, end of
  period                      $    4.17
Total return++                     6.81%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                 $  158,435
Ratio of operating expenses
  to average net assets            0.08%+
Ratio of net investment
  income to average net
  assets                           7.21%+
Portfolio turnover rate              11%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements           0.82%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements             $     0.00(a)

  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (d) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GOVERNMENT SECURITIES FUND

                                             YEAR           PERIOD           YEAR            YEAR             YEAR
                                            ENDED           ENDED           ENDED            ENDED            ENDED
PRIMARY A SHARES                          03/31/97#      03/31/96(b)#     05/31/95#        05/31/94         05/31/93
Operating performance:
Net asset value, beginning of period     $    9.67       $    9.86       $    9.80         $   10.46        $   10.36
Net investment income                         0.60            0.52            0.64              0.64             0.71
Net realized and unrealized
  gain/(loss) on investments                 (0.30)          (0.19)           0.06             (0.61)            0.13
Net increase/(decrease) in net asset
  value from operations                       0.30            0.33            0.70              0.03             0.84
Distributions:
Dividends from net investment income         (0.58)          (0.50)          (0.60)            (0.58)           (0.70)
Dividends in excess of net investment
  income                                        --            0.02              --             (0.02)              --
Distributions from net realized
  capital gains                                 --              --              --                --               --
Distributions in excess of net
  realized capital gains                        --              --              --             (0.05)           (0.04)
Distributions from capital                   (0.00)(a)          --           (0.04)            (0.04)              --
Total dividends and distributions            (0.58)          (0.52)          (0.64)            (0.69)           (0.74)
Net asset value, end of period           $    9.39       $    9.67       $    9.86         $    9.80        $   10.46
Total return++                                3.18%           3.41%           7.55%             0.06%            8.37%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  52,606       $  55,962       $  39,909         $  44,536        $  40,472
Ratio of operating expenses to average
  net assets                                  0,80%           0.80%+          0.76%             0.73%            0.85%
Ratio of net investment income to
  average net assets                          6.28%           6.36%+          6.69%             6.08%            6.67%
Portfolio turnover rate                        468%            199%            413%               56%             103%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      0.94%           0.95%+          0.94%             0.94%            1.00%
Net investment income per
  share without waivers
  and/or expense reimbursements          $    0.59       $    0.51       $    0.62         $    0.61        $    0.60

                                             YEAR            PERIOD
                                             ENDED           ENDED
PRIMARY A SHARES                           05/31/92        05/31/91*
Operating performance:
Net asset value, beginning of period     $   10.05        $   10.00
Net investment income                         0.74             0.10
Net realized and unrealized
  gain/(loss) on investments                  0.37             0.02
Net increase/(decrease) in net asset
  value from operations                       1.11             0.12
Distributions:
Dividends from net investment income         (0.77)           (0.07)
Dividends in excess of net investment
  income                                        --               --
Distributions from net realized
  capital gains                                 --               --
Distributions in excess of net
  realized capital gains                     (0.03)              --
Distributions from capital                      --               --
Total dividends and distributions            (0.80)           (0.07)
Net asset value, end of period           $   10.36        $   10.05
Total return++                               11.43%+++         1.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)     $  42,256        $  10,047
Ratio of operating expenses to average
  net assets                                  1.06%            1.10%+
Ratio of net investment income to
  average net assets                          7.15%            7.18%+
Portfolio turnover rate                        130%               5%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                      1.72%            1.69%+++
Net investment income per
  share without waivers
  and/or expense reimbursements          $    0.07        $    0.09+++

  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM INCOME FUND

                                                 YEAR            PERIOD            YEAR             YEAR             YEAR
                                                 ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                               03/31/97#      03/31/96(b)#       11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of period         $    9.76        $    9.84        $    9.48        $   10.01        $    9.75
Net investment income                             0.58             0.20             0.61             0.50             0.53
Net realized and unrealized gain/(loss) on
  investments                                    (0.08)           (0.08)            0.36            (0.51)            0.26
Net increase/(decrease) in net asset value
  from operations                                 0.50             0.12             0.97            (0.01)            0.79
Distributions:
Dividends from net investment income             (0.58)           (0.20)           (0.61)           (0.48)           (0.53)
Distributions in excess of net investment
  income                                            --               --               --            (0.02)              --
Distributions from capital                          --               --               --            (0.02)              --
Total dividends and distributions                (0.58)           (0.20)           (0.61)           (0.52)           (0.53)
Net asset value, end of period               $    9.68        $    9.76        $    9.84        $    9.48        $   10.01
Total return++                                    5.25%            1.19%           10.48%          (0.11)%            8.26%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  181,455       $  179,957       $  169,291       $  176,712       $  201,738
Ratio of operating expenses to average net
  assets                                          0.55(a)          0.55%+           0.56%            0.50%            0.37%
Ratio of net investment income to average
  net assets                                      5.97%            6.07%+           6.32%            5.23%            5.27%
Portfolio turnover rate                            172%              73%             224%             293%             121%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85%            0.88%+           0.86%            0.82%            0.79%
Net investment income per share without
  waivers and/or expense reimbursements     $     0.55    $        0.19       $     0.58       $     0.47       $     0.48

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.09
Net realized and unrealized gain/(loss) on
  investments                                    (0.25)
Net increase/(decrease) in net asset value
  from operations                                (0.16)
Distributions:
Dividends from net investment income             (0.09)
Distributions in excess of net investment
  income                                            --
Distributions from capital                          --
Total dividends and distributions                (0.09)
Net asset value, end of period               $    9.75
Total return++                                   (1.58)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $  190,680
Ratio of operating expenses to average net
  assets                                          0.30%+
Ratio of net investment income to average
  net assets                                      5.54%+
Portfolio turnover rate                             45%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.90%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.08

  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS DIVERSIFIED INCOME FUND

                                                 YEAR             PERIOD             YEAR              YEAR
                                                 ENDED            ENDED             ENDED             ENDED             YEAR
PRIMARY A SHARES                               03/31/97#       03/31/96(b)         11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of period          $   10.42        $   10.82         $    9.67         $   10.88          $    9.97
Net investment income                              0.69             0.23              0.73              0.74               0.78
Net realized and unrealized gain/(loss) on
  investments                                     (0.18)           (0.40)             1.15             (1.06)              0.91
Net increase/(decrease) in net asset value
  from operations                                  0.51            (0.17)             1.88             (0.32)              1.69
Distributions:
Dividends from net investment income              (0.69)           (0.23)            (0.73)            (0.74)             (0.78)
Distributions in excess of net investment
  income                                             --               --                --             (0.00)(a)             --
Distributions from net realized capital
  gains                                           (0.13)              --                --             (0.15)                --
Total dividends and distributions                 (0.82)           (0.23)            (0.73)            (0.89)             (0.78)
Net asset value, end of period                $   10.11        $   10.42         $   10.82         $    9.67          $   10.88
Total return++                                     4.97%           (1.59)%           20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   152,070      $    65,081       $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net
  assets                                           0.75%(c)         0.77%+            0.80%             0.74%              0.55%
Ratio of net investment income to average
  net assets                                       6.73%            6.49%+            7.03%             7.31%              7.02%
Portfolio turnover rate                             278%              69%               96%              144%                86%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.85%(c)         0.87%+            0.93%             0.95%              0.95%
Net investment income per share without
  waivers and/or expense reimbursements     $      0.67(c) $        0.23     $         0.72       $      0.72       $       0.70

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.06
Net realized and unrealized gain/(loss) on
  investments                                    (0.03)
Net increase/(decrease) in net asset value
  from operations                                 0.03
Distributions:
Dividends from net investment income             (0.06)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.06)
Net asset value, end of period               $    9.97
Total return++                                    0.32%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   23,962
Ratio of operating expenses to average net
  assets                                          0.25%+
Ratio of net investment income to average
  net assets                                      7.76%+
Portfolio turnover rate                             46%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.85%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.05

  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.
 (a) Amount represents less than $0.01.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.
 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS STRATEGIC FIXED INCOME FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97#       03/31/96(a)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period            $    9.93          $   10.22        $    9.32        $   10.55        $    9.94
Net investment income                                0.58               0.19             0.59             0.53             0.56
Net realized and unrealized gain/(loss) on
  investments                                       (0.20)             (0.29)            0.90            (0.89)            0.62
Net increase/(decrease) in net asset value
  from operations                                    0.38              (0.10)            1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                (0.58)             (0.19)           (0.59)           (0.51)           (0.56)
Distributions in excess of net investment
  income                                               --                 --               --            (0.02)              --
Distributions from net realized capital gains       (0.11)                --               --            (0.34)           (0.01)
Distributions from capital                          (0.00)(b)             --               --               --               --
Total dividends and distributions                   (0.69)             (0.19)           (0.59)           (0.87)           (0.57)
Net asset value, end of period                  $    9.62          $    9.93        $   10.22        $    9.32        $   10.55
Total return++                                       3.90%             (1.04)%          16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 947,277          $ 823,890        $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net
  assets                                             0.71%(c)           0.72%+           0.71%            0.68%            0.61%
Ratio of net investment income to average net
  assets                                             5.98%              5.49%+           6.05%            5.43%            5.40%
Portfolio turnover rate                               368%              1.33%             228%             307%             161%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.81%(c)           0.83%+           0.81%            0.76%            0.77%
Net investment income per share without
  waivers and/or expense reimbursements         $    0.57(c)       $    0.19        $    0.58        $    0.52        $    0.55

                                                    PERIOD
                                                    ENDED
PRIMARY A SHARES                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.05
Net realized and unrealized gain/(loss) on
  investments                                       (0.06)
Net increase/(decrease) in net asset value
  from operations                                   (0.01)
Distributions:
Dividends from net investment income                (0.05)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Distributions from capital                             --
Total dividends and distributions                   (0.05)
Net asset value, end of period                  $    9.94
Total return++                                      (0.11)%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $ 581,329
Ratio of operating expenses to average net
  assets                                             0.26%+
Ratio of net investment income to average net
  assets                                             6.15%+
Portfolio turnover rate                                12%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.86%+
Net investment income per share without
  waivers and/or expense reimbursements         $    0.04

  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period, since use of the undistributed income method did not accord with results of operations.
 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year was November 30.
 (b) Amount represents less than $0.01.
 (c) The effect of the fees reduced by credits allowed by the custodian on the operating expense ratio, with and without waivers and/or expense reimbursements and net investment income per share was less than 0.01% and $0.01, respectively.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GLOBAL GOVERNMENT INCOME FUND

                                                                                      YEAR                         PERIOD
                                                                                      ENDED                        ENDED
                                                                                     03/31/97#                    03/31/96*

PRIMARY A SHARES
Operating performance:
Net asset value, beginning of period                                                $   10.07                   $   10.00
Net investment income/(loss)                                                             0.47                        0.39
Net realized and unrealized gain/(loss) on investments                                  (0.03)                       0.11
Net increase in net asset value from operations                                          0.44                        0.50
Distributions:
Dividends from net investment income                                                    (0.46)                      (0.37)
Distributions in excess of net investment income                                        (0.10)                      (0.02)
Distributions from net realized capital gains                                           (0.16)                      (0.04)
Total dividends and distributions                                                       (0.72)                      (0.43)
Net asset value, end of period                                                      $    9.79                   $   10.07
Total return++                                                                           4.25%                       5.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  28,130                    $  24,753
Ratio of operating expenses to average net assets                                        1.26%                       1.32%+
Ratio of net investment income/(loss) to average net assets                              4.60%                       5.17%+
Portfolio turnover rate                                                                   100%                        213%























  * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Per share numbers have been calculated using the monthly average shares method, which more appropriately represents the per share data for the period, since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MUNICIPAL INCOME FUND

                                      YEAR            PERIOD            YEAR             YEAR              YEAR
                                     ENDED             ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                    03/31/97        03/31/96(b)       11/30/95         11/30/94          11/30/93
Operating performance:
Net asset value, beginning of
  period                          $   10.84          $   11.08        $    9.64        $   11.33       $   10.65
Net investment income                  0.59               0.20             0.59             0.57            0.59
Net realized and unrealized
  gain/(loss) on investments           0.05              (0.24)            1.44            (1.44)           0.72
Net increase/(decrease) in net
  asset value from operations          0.64              (0.04)            2.03            (0.87)           1.31
Distributions:
Dividends from net investment
  income                              (0.59)             (0.20)           (0.59)           (0.57)          (0.59)
Distributions in excess of net
  investment income                      --                 --               --            (0.00)#            --
Distributions from net
  realized capital gains                 --                 --               --            (0.25)          (0.04)
Total dividends and
  distributions                       (0.59)             (0.20)           (0.59)           (0.82)          (0.63)
Net asset value, end of period    $   10.89          $   10.84        $   11.08        $    9.64       $   11.33
Total return++                         6.03%             (0.41)%          21.55%           (8.17)%         12.54%
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                      $  77,260          $  68,022        $  68,836        $  59,279       $  88,386
Ratio of operating expenses to
  average net assets                   0.60%              0.60%+           0.60%            0.61%           0.52%
Ratio of operating expenses to
  average net asset including
  interest expense                         (a)                (a)              (a)          0.62%             --
Ratio of net investment income
  to average net assets                5.41%              5.35%+           5.63%            5.42%           5.24%
Portfolio turnover rate                  25%                 4%              49%              63%             48%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                       0.91%              0.91%+           0.88%            0.90%           0.84%
Net investment income per
  share without waivers and/or
  expense reimbursements          $    0.56          $    0.19        $    0.56        $    0.54       $    0.55

                                      YEAR             PERIOD
                                     ENDED             ENDED
PRIMARY A SHARES                    11/30/92         11/30/91*
Operating performance:
Net asset value, beginning of
  period                         $   10.25         $   10.00
Net investment income                 0.59              0.52
Net realized and unrealized
  gain/(loss) on investments          0.41              0.25
Net increase/(decrease) in net
  asset value from operations         1.00              0.77
Distributions:
Dividends from net investment
  income                             (0.59)            (0.52)
Distributions in excess of net
  investment income                     --                --
Distributions from net
  realized capital gains             (0.01)               --
Total dividends and
  distributions                      (0.60)            (0.52)
Net asset value, end of period   $   10.65         $   10.25
Total return++                        9.97%+++          7.87%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period
  (in 000's)                     $  62,387         $  23,631
Ratio of operating expenses to
  average net assets                  0.43%             0.20%+
Ratio of operating expenses to
  average net asset including
  interest expense                      --                --
Ratio of net investment income
  to average net assets               5.51%             6.07%+
Portfolio turnover rate                 19%               54%
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                      0.90%             0.88%+
Net investment income per
  share without waivers and/or
  expense reimbursements         $    0.54         $    0.45

  * Nations Municipal Income Fund Primary A Shares commenced operations on February 1, 1991.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                 YEAR             PERIOD             YEAR             YEAR
                                                                ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                               03/31/97        03/31/96(b)         11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                        $    9.98         $   10.03         $    9.69           $    9.96
Net investment income                                            0.44              0.15              0.44                0.38
Net realized and unrealized gain/(loss) on investments          (0.03)            (0.05)             0.34               (0.27)
Net increase in net asset value from operations                  0.41              0.10              0.78                0.11
Distributions:
Dividends from net investment income                            (0.44)            (0.15)            (0.44)              (0.38)
Distributions from net realized capital gains                      --                --                --               (0.00)#
Total dividends and distributions                               (0.44)            (0.15)            (0.44)              (0.38)
Net asset value, end of period                              $    9.95         $    9.98         $   10.03           $    9.69
Total return++                                                   4.15%             0.96%             8.16%               1.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $  61,072         $  48,511         $  49,961           $  33,488
Ratio of operating expenses to average net assets                0.40%(a)          0.40%+(a)         0.45%(a)            0.34%(a)
Ratio of net investment income to average net assets             4.36%             4.37%+            4.38%               3.83%
Portfolio turnover rate                                            80%               16%               82%                 57%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                          0.84%             0.86%+            0.93%               0.80%
Net investment income per share without waivers and/or
  expense reimbursements                                    $    0.39         $    0.13         $    0.39           $    0.33

                                                                PERIOD
                                                                 ENDED
PRIMARY A SHARES                                               11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.00
Net investment income                                               0.05
Net realized and unrealized gain/(loss) on investments             (0.04)
Net increase in net asset value from operations                     0.01
Distributions:
Dividends from net investment income                               (0.05)
Distributions from net realized capital gains                         --
Total dividends and distributions                                  (0.05)
Net asset value, end of period                                 $    9.96
Total return++                                                      0.06%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $   5,999
Ratio of operating expenses to average net assets                   0.09%+
Ratio of net investment income to average net assets                3.16%+
Portfolio turnover rate                                               45%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             1.04%+
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.04

  * Nations Short-Term Municipal Income Fund Primary A Shares commenced operations on October 7, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                YEAR             PERIOD             YEAR              YEAR
                                                                ENDED            ENDED             ENDED             ENDED
PRIMARY A SHARES                                              03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                         $   10.03        $   10.17         $    9.24         $   10.11
Net investment income                                             0.48             0.16              0.48              0.45
Net realized and unrealized gain/(loss) on investments           (0.02)           (0.14)             0.93             (0.86)
Net increase/(decrease) in net asset value from
  operations                                                      0.46             0.02              1.41             (0.41)
Distributions:
Dividends from net investment income                             (0.48)           (0.16)            (0.48)            (0.45)
Distributions in excess of net investment income                    --               --                --             (0.00)#
Distributions from net realized capital gains                       --               --                --             (0.01)
Total dividends and distributions                                (0.48)           (0.16)            (0.48)            (0.46)
Net asset value, end of period                               $   10.01        $   10.03         $   10.17         $    9.24
Total return++                                                    4.63%            0.20%            15.60%            (4.25)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $ 108,204        $  77,423         $  73,897         $  38,055
Ratio of operating expenses to average net assets                 0.50%(a)         0.50%+(a)         0.45%(a)          0.35%(a)
Ratio of net investment income to average net assets              4.74%            4.75%+            4.91%             4.59%
Portfolio turnover rate                                             21%               4%               31%               51%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.81%            0.83%+            0.84%             0.88%
Net investment income per share without waivers and/or
  expense reimbursements                                     $    0.44        $    0.15         $    0.45         $    0.40

                                                                PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/93*
Operating performance:
Net asset value, beginning of period                         $   10.00
Net investment income                                             0.14
Net realized and unrealized gain/(loss) on investments            0.11
Net increase/(decrease) in net asset value from
  operations                                                      0.25
Distributions:
Dividends from net investment income                             (0.14)
Distributions in excess of net investment income                    --
Distributions from net realized capital gains                       --
Total dividends and distributions                                (0.14)
Net asset value, end of period                               $   10.11
Total return++                                                    2.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                         $  28,335
Ratio of operating expenses to average net assets                 0.24%+
Ratio of net investment income to average net assets              4.07%+
Portfolio turnover rate                                             23%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.96%+
Net investment income per share without waivers and/or
  expense reimbursements                                     $    0.12

  * Nations Intermediate Municipal Bond Fund Primary A Shares commenced operations on July 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                    YEAR             PERIOD             YEAR              YEAR
                                                                   ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                                  03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                            $   10.46         $   10.63         $    9.61         $   10.50
Net investment income                                                0.49              0.17              0.48              0.45
Net realized and unrealized gain/(loss) on investments              (0.06)            (0.17)             1.02             (0.88)
Net increase/(decrease) in net asset value from operations           0.43              0.00              1.50             (0.43)
Distributions:
Dividends from net investment income                                (0.49)            (0.17)            (0.48)            (0.45)
Distributions in excess of net investment income                       --                --                --             (0.00)#
Distributions from net realized capital gains                          --                --                --             (0.01)
Total dividends and distributions                                   (0.49)            (0.17)            (0.48)            (0.46)
Net asset value, end of period                                  $   10.40         $   10.46         $   10.63         $    9.61
Total return++                                                       4.22%            (0.06)%           15.92%            (4.26)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  51,748         $  44,988         $  44,038         $  42,717
Ratio of operating expenses to average net assets                    0.50%(a)          0.50%+(a)         0.55%(a)          0.55%(a)
Ratio of net investment income to average net assets                 4.72%             4.66%+            4.70%             4.44%
Portfolio turnover rate                                                16%               18%               27%               34%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.81%             0.86%+            0.81%             0.76%
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.46         $    0.15         $    0.46         $    0.43

                                                                   PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/93*
Operating performance:
Net asset value, beginning of period                            $   10.00
Net investment income                                                0.44
Net realized and unrealized gain/(loss) on investments               0.50
Net increase/(decrease) in net asset value from operations           0.94
Distributions:
Dividends from net investment income                                (0.44)
Distributions in excess of net investment income                       --
Distributions from net realized capital gains                          --
Total dividends and distributions                                   (0.44)
Net asset value, end of period                                  $   10.50
Total return++                                                       9.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                            $  41,489
Ratio of operating expenses to average net assets                    0.44%+
Ratio of net investment income to average net assets                 4.28%+
Portfolio turnover rate                                                15%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                              0.80%+
Net investment income per share without waivers and/or
  expense reimbursements                                        $    0.40

  * Nations Florida Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                   YEAR             PERIOD             YEAR
                                                                                  ENDED             ENDED             ENDED
PRIMARY A SHARES                                                                 03/31/97        03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                           $    9.47         $    9.76         $    8.40
Net investment income                                                               0.48              0.16              0.51
Net realized and unrealized gain/(loss) on investments                              0.01             (0.29)             1.36
Net increase/(decrease) in net asset value from operations                          0.49             (0.13)             1.87
Dividends from net investment income                                               (0.48)            (0.16)            (0.51)
Total dividends and distributions                                                  (0.48)            (0.16)            (0.51)
Net asset value, end of period                                                 $    9.48         $    9.47         $    9.76
Total return++                                                                      5.29%            (1.33)%           22.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $  16,702         $  13,044         $  11,219
Ratio of operating expenses to average net assets                                   0.60%(a)          0.60%+(a)         0.39%(a)
Ratio of net investment income to average net assets                                5.07%             5.03%+            5.44%
Portfolio turnover rate                                                               23%                7%               13%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.93%             0.96%+            0.95%
Net investment income per share without waivers and/or expense
  reimbursements                                                               $    0.45         $    0.15         $    0.46

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/94*
Operating performance:
Net asset value, beginning of period                                           $    9.93
Net investment income                                                               0.49
Net realized and unrealized gain/(loss) on investments                             (1.53)
Net increase/(decrease) in net asset value from operations                         (1.04)
Dividends from net investment income                                               (0.49)
Total dividends and distributions                                                  (0.49)
Net asset value, end of period                                                 $    8.40
Total return++                                                                    (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                           $   4,258
Ratio of operating expenses to average net assets                                   0.21%+(a)
Ratio of net investment income to average net assets                                5.55%+
Portfolio turnover rate                                                               46%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                            0.91%+
Net investment income per share without waivers and/or expense
  reimbursements                                                               $    0.43

  * Nations Florida Municipal Bond Fund Primary A Shares commenced operations on December 13, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                    YEAR            PERIOD            YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                  03/31/97        03/31/96(b)       11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of period              $   10.63        $   10.81        $    9.82        $   10.82        $   10.29
Net investment income                                  0.50             0.17             0.50             0.49             0.50
Net realized and unrealized gain/(loss) on
  investments                                         (0.05)           (0.18)            0.99            (0.98)            0.56
Net increase/(decrease) in net asset value
  from operations                                      0.45            (0.01)            1.49            (0.49)            1.06
Distributions:
Dividends from net investment income                  (0.50)           (0.17)           (0.50)           (0.49)           (0.50)
Distributions in excess of net investment
  income                                                 --               --               --            (0.00)#             --
Distributions from net realized capital gains            --               --               --            (0.02)           (0.03)
Total dividends and distributions                     (0.50)           (0.17)           (0.50)           (0.51)           (0.53)
Net asset value, end of period                    $   10.58        $   10.63        $   10.81        $    9.82        $   10.82
Total return++                                         4.33%           (0.13)%          15.42%           (4.70)%          10.43%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)              $  43,470        $  38,222        $  40,383        $  33,111        $  30,738
Ratio of operating expenses to average net
  assets                                               0.50%            0.50%+           0.55%            0.54%            0.46%
Ratio of operating expenses to average net
  assets including interest expense                        (a)              (a)              (a)          0.55%              --
Ratio of net investment income to average net
  assets                                               4.72%            4.67%+           4.76%            4.74%            4.57%
Portfolio turnover rate                                   9%               3%              17%              22%               6%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                       0.80%            0.83%+           0.80%            0.75%            0.77%
Net investment income per share without
  waivers and/or expense reimbursements           $    0.47        $    0.16        $    0.47        $    0.47        $    0.46

                                                    PERIOD
                                                    ENDED
PRIMARY A SHARES                                  11/30/92*
Operating performance:
Net asset value, beginning of period            $   10.00
Net investment income                                0.41
Net realized and unrealized gain/(loss) on
  investments                                        0.29
Net increase/(decrease) in net asset value
  from operations                                    0.70
Distributions:
Dividends from net investment income                (0.41)
Distributions in excess of net investment
  income                                               --
Distributions from net realized capital gains          --
Total dividends and distributions                   (0.41)
Net asset value, end of period                  $   10.29
Total return++                                       7.07%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)            $  20,584
Ratio of operating expenses to average net
  assets                                             0.20%+
Ratio of operating expenses to average net
  assets including interest expense                    --
Ratio of net investment income to average net
  assets                                             5.25%+
Portfolio turnover rate                                12%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                     0.77%+
Net investment income per share without
  waivers and/or expense reimbursements         $    0.37

  * Nations Georgia Intermediate Municipal Bond Fund Primary A Shares commenced operations on March 1, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                         $    9.48          $    9.72          $    8.38
Net investment income                                                             0.47               0.16               0.51
Net realized and unrealized gain/(loss) on investments                            0.02              (0.24)              1.34
Net increase/(decrease) in net asset value from operations                        0.49              (0.08)              1.85
Dividends from net investment income                                             (0.47)             (0.16)             (0.51)
Total dividends and distributions                                                (0.47)             (0.16)             (0.51)
Net asset value, end of period                                               $    9.50          $    9.48          $    9.72
Total return++                                                                    5.29%             (0.84)%            22.48%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $   5,550          $   2,068          $   2,628
Ratio of operating expenses to average net assets                                 0.60%(a)           0.60%+(a)          0.40%(a)
Ratio of net investment income to average net assets                              4.96%              4.96%+             5.42%
Portfolio turnover rate                                                             19%                 7%                26%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          1.05%              1.14%+             1.09%
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.43          $    0.14          $    0.44

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.02
Net investment income                                                            0.46
Net realized and unrealized gain/(loss) on investments                          (1.64)
Net increase/(decrease) in net asset value from operations                      (1.18)
Dividends from net investment income                                            (0.46)
Total dividends and distributions                                               (0.46)
Net asset value, end of period                                              $    8.38
Total return++                                                                 (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                        $     232
Ratio of operating expenses to average net assets                                0.21%+(a)
Ratio of net investment income to average net assets                             5.60%+
Portfolio turnover rate                                                            35%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.04%+
Net investment income per share without waivers and/or expense
  reimbursements                                                            $    0.39

  * Nations Georgia Municipal Bond Fund Primary A Shares commenced operations on January 13, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                              YEAR           PERIOD            YEAR            YEAR            YEAR
                                             ENDED            ENDED            ENDED           ENDED           ENDED
PRIMARY A SHARES                            03/31/97       03/31/96(b)       11/30/95        11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period      $   10.80       $   10.95        $   10.00        $   11.09      $   10.72
Net investment income                          0.51            0.17             0.51             0.50           0.52
Net realized and unrealized gain/(loss)
  on investments                              (0.10)          (0.15)            0.98            (0.99)          0.44
Net increase/(decrease) in net asset
  value from operations                        0.41            0.02             1.49            (0.49)          0.96
Distributions:
Dividends from net investment income          (0.51)          (0.17)           (0.51)           (0.50)         (0.52)
Distributions from net realized capital
  gains                                          --              --            (0.03)           (0.10)         (0.07)
Distributions in excess of net realized
  capital gains                                  --              --               --            (0.00)#           --
Total dividends and distributions             (0.51)          (0.17)           (0.54)           (0.60)         (0.59)
Net asset value, end of period            $   10.70       $   10.80        $   10.95        $   10.00      $   11.09
Total return++                                 3.83%           0.16%           15.16%           (4.64)%         9.11%
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)      $  63,549       $  61,337+       $  62,460        $  61,349      $  61,552
Ratio of operating expenses to average
  net assets                                   0.50%(a)        0.50%+(a)        0.55%(a)         0.53%(a)       0.49%
Ratio of net investment income to
  average net assets                           4.70%           4.62%+           4.76%            4.73%          4.73%
Portfolio turnover rate                          10%              4%              11%              22%            26%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                       0.78%           0.81%+           0.80%            0.73%          0.73%
Net investment income per share without
  waivers and/or expense reimbursements   $    0.48       $    0.16        $    0.48        $    0.48      $    0.49

                                              YEAR             YEAR            PERIOD
                                              ENDED            ENDED            ENDED
PRIMARY A SHARES                            11/30/92         11/30/91         11/30/90*
Operating performance:
Net asset value, beginning of period      $   10.44        $   10.21        $   10.00
Net investment income                          0.55             0.60             0.16
Net realized and unrealized gain/(loss)
  on investments                               0.31             0.24             0.21
Net increase/(decrease) in net asset
  value from operations                        0.86             0.84             0.37
Distributions:
Dividends from net investment income          (0.55)           (0.60)           (0.16)
Distributions from net realized capital
  gains                                       (0.03)           (0.01)              --
Distributions in excess of net realized
  capital gains                                  --               --               --
Total dividends and distributions             (0.58)           (0.61)           (0.16)
Net asset value, end of period            $   10.72        $   10.44        $   10.21
Total return++                                 8.41%+++         8.46%+++         3.72%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)      $  48,192        $  31,088        $  11,087
Ratio of operating expenses to average
  net assets                                   0.39%            0.20%            0.21%+
Ratio of net investment income to
  average net assets                           5.12%            5.76%            6.12%+
Portfolio turnover rate                          38%              26%              49%
Ratio of operating expenses to average
  net assets without waivers and/or
  expense reimbursements                       0.78%            0.71%            0.84%+
Net investment income per share without
  waivers and/or expense reimbursements   $    0.51        $    0.55        $    0.13

  * Nations Maryland Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 1, 1990.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.39          $    9.63          $    8.37
Net investment income                                                              0.46               0.15               0.48
Net realized and unrealized gain/(loss) on investments                             0.02              (0.24)              1.26
Net increase/(decrease) in net asset value from operations                         0.48              (0.09)              1.74
Dividends from net investment income                                              (0.46)             (0.15)             (0.48)
Total dividends and distributions                                                 (0.46)             (0.15)             (0.48)
Net asset value, end of period                                                $    9.41          $    9.39          $    9.63
Total return++                                                                     5.20%             (0.95)%            21.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $   4,596          $   2,788          $   2,595
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.40%
Ratio of net investment income to average net assets                               4.88%              4.72%+             5.14%
Portfolio turnover rate                                                              18%                 7%                11%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.12%              1.23%+             1.26%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.41          $    0.13          $    0.40

                                                                                PERIOD
                                                                                ENDED
PRIMARY A SHARES                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                         $    8.90
Net investment income                                                             0.11
Net realized and unrealized gain/(loss) on investments                           (0.53)
Net increase/(decrease) in net asset value from operations                       (0.42)
Dividends from net investment income                                             (0.11)
Total dividends and distributions                                                (0.11)
Net asset value, end of period                                               $    8.37
Total return++                                                                   (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $      39
Ratio of operating expenses to average net assets                                 0.21%+(a)
Ratio of net investment income to average net assets                              5.48%+
Portfolio turnover rate                                                             39%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          1.30%+
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.09

  * Nations Maryland Municipal Bond Fund Primary A Shares commenced operations on September 20, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                 YEAR             PERIOD             YEAR              YEAR
                                                                ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                               03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                        $   10.36         $   10.51         $    9.53         $   10.46
Net investment income                                            0.47              0.16              0.45              0.44
Net realized and unrealized gain/(loss) on investments          (0.02)            (0.15)             0.99             (0.88)
Net increase/(decrease) in net asset value from
  operations                                                     0.45              0.01              1.44             (0.44)
Distributions:
Dividends from net investment income                            (0.47)            (0.16)            (0.45)            (0.44)
Distributions in excess of net investment income                   --                --             (0.00)#              --
Distributions from net realized capital gains                      --                --             (0.01)            (0.05)
Total dividends and distributions                               (0.47)            (0.16)            (0.46)            (0.49)
Net asset value, end of period                              $   10.34         $   10.36         $   10.51         $    9.53
Total return++                                                   4.45%             0.05%            15.41%            (4.34)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                        $  25,855         $  21,161         $  20,916         $  14,148
Ratio of operating expenses to average net assets                0.50%(a)          0.50%+            0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets             4.57%             4.47%+            4.47%             4.38%
Portfolio turnover rate                                            26%                3%               57%               37%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                          0.82%             0.87%+            0.84%             0.82%
Net investment income per share without waivers and/or
  expense reimbursements                                    $    0.44         $    0.15         $    0.43         $    0.42

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/93*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income                                              0.43
Net realized and unrealized gain/(loss) on investments             0.46
Net increase/(decrease) in net asset value from
  operations                                                       0.89
Distributions:
Dividends from net investment income                              (0.43)
Distributions in excess of net investment income                     --
Distributions from net realized capital gains                        --
Total dividends and distributions                                 (0.43)
Net asset value, end of period                                $   10.46
Total return++                                                     9.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                          $  11,814
Ratio of operating expenses to average net assets                  0.42%+
Ratio of net investment income to average net assets               4.23%+
Portfolio turnover rate                                              29%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            0.85%+
Net investment income per share without waivers and/or
  expense reimbursements                                      $    0.39

  * Nations North Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.49          $    9.73          $    8.36
Net investment income                                                              0.47               0.16               0.50
Net realized and unrealized gain/(loss) on investments                            (0.02)             (0.24)              1.37
Net increase/(decrease) in net asset value from operations                         0.45              (0.08)              1.87
Dividends from net investment income                                              (0.47)             (0.16)             (0.50)
Total dividends and distributions                                                 (0.47)             (0.16)             (0.50)
Net asset value, end of period                                                $    9.47          $    9.49          $    9.73
Total return++                                                                     4.84%             (0.87)%            22.87%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $   3,095          $   1,593          $   1,293
Ratio of operating expenses to average net assets                                  0.60%(a)           0.60%+             0.38%(a)
Ratio of net investment income to average net assets                               4.95%              4.86%+             5.43%
Portfolio turnover rate                                                              28%                22%                40%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.94%              0.99%+             0.96%
Net investment income per share without waivers and/or expense
  reimbursements                                                              $    0.44          $    0.15          $    0.45

                                                                               PERIOD
                                                                                ENDED
PRIMARY A SHARES                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                         $   10.06
Net investment income                                                             0.45
Net realized and unrealized gain/(loss) on investments                           (1.70)
Net increase/(decrease) in net asset value from operations                       (1.25)
Dividends from net investment income                                             (0.45)
Total dividends and distributions                                                (0.45)
Net asset value, end of period                                               $    8.36
Total return++                                                                  (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                         $     531
Ratio of operating expenses to average net assets                                 0.21%+(a)
Ratio of net investment income to average net assets                              5.53%+
Portfolio turnover rate                                                             29%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                          0.92%+
Net investment income per share without waivers and/or expense
  reimbursements                                                             $    0.40

  * Nations North Carolina Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                  YEAR           PERIOD             YEAR            YEAR            YEAR
                                                 ENDED           ENDED             ENDED           ENDED           ENDED
PRIMARY A SHARES                                03/31/97      03/31/96(b)         11/30/95        11/30/94        11/30/93
Operating performance:
Net asset value, beginning of period         $   10.52       $   10.69         $    9.76       $   10.61        $   10.18
Net investment income                             0.51            0.17              0.51            0.50             0.50
Net realized and unrealized gain/(loss) on
  investments                                    (0.02)          (0.17)             0.93           (0.84)            0.43
Net increase/(decrease) in net asset value
  from operations                                 0.49            0.00              1.44           (0.34)            0.93
Distributions:
Dividends from net investment income             (0.51)          (0.17)            (0.51)          (0.50)           (0.50)
Distributions in excess of net investment
  income                                            --              --                --           (0.00)#             --
Distributions from net realized capital
  gains                                             --              --                --           (0.01)              --
Total dividends and distributions                (0.51)          (0.17)            (0.51)          (0.51)           (0.50)
Net asset value, end of period               $   10.50       $   10.52         $   10.69       $    9.76        $   10.61
Total return++                                    4.71%           0.00%##          15.02%          (3.37)%           9.32%
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   48,918      $   41,817        $   45,255      $   49,030      $    56,995
Ratio of operating expenses to average net
  assets                                          0.50%(a)        0.50%+(a)         0.55%(a)        0.54%(a)         0.45%
Ratio of net investment income to average
  net assets                                      4.80%           4.81%+            4.92%           4.82%            4.68%
Portfolio turnover rate                             13%              6%               11%             30%              11%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.79%           0.82%+            0.75%           0.75%            0.75%
Net investment income per share without
  waivers and/or expense reimbursements     $     0.48      $     0.16        $     0.49      $     0.48      $      0.47

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/92*
Operating performance:
Net asset value, beginning of period         $   10.00
Net investment income                             0.47
Net realized and unrealized gain/(loss) on
  investments                                     0.18
Net increase/(decrease) in net asset value
  from operations                                 0.65
Distributions:
Dividends from net investment income             (0.47)
Distributions in excess of net investment
  income                                            --
Distributions from net realized capital
  gains                                             --
Total dividends and distributions                (0.47)
Net asset value, end of period               $   10.18
Total return++                                    6.62%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)        $   39,535
Ratio of operating expenses to average net
  assets                                          0.20%+
Ratio of net investment income to average
  net assets                                      4.11%+
Portfolio turnover rate                              7%
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                  0.74%+
Net investment income per share without
  waivers and/or expense reimbursements     $     0.42

  * Nations South Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 6, 1992.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 +++ Unaudited.
 # Amount represents less than $0.01 per share.
## Amount represents less than 0.01%.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                YEAR             PERIOD             YEAR
                                                                               ENDED             ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97        03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                       $    9.77         $    9.99            $    8.65
Net investment income                                                           0.49              0.17                 0.52
Net realized and unrealized gain/(loss) on investments                          0.02             (0.22)                1.34
Net increase/(decrease) in net asset value from operations                      0.51             (0.05)                1.86
Dividends from net investment income                                           (0.49)            (0.17)               (0.52)
Total dividends and distributions                                              (0.49)            (0.17)               (0.52)
Net asset value, end of period                                             $    9.79         $    9.77            $    9.99
Total return++                                                                  5.32%            (0.57)%              21.99%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $    5,113        $    2,058        $       1,782
Ratio of operating expenses to average net assets                               0.60%(a)          0.60%+(a)            0.40%(a)
Ratio of net investment income to average net assets                            4.99%             4.96%+               5.44%
Portfolio turnover rate                                                           30%               20%                  13%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.00%             1.13%+               1.08%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.45        $     0.15        $        0.46

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                       $   10.02
Net investment income                                                           0.48
Net realized and unrealized gain/(loss) on investments                         (1.37)
Net increase/(decrease) in net asset value from operations                     (0.89)
Dividends from net investment income                                           (0.48)
Total dividends and distributions                                              (0.48)
Net asset value, end of period                                             $    8.65
Total return++                                                                 (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $      400
Ratio of operating expenses to average net assets                               0.21%+(a)
Ratio of net investment income to average net assets                            5.48%+
Portfolio turnover rate                                                           14%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        1.12%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.41

 * Nations South Carolina Municipal Bond Fund Primary A Shares commenced operations on December 27, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                 YEAR              PERIOD              YEAR
                                                                 ENDED              ENDED              ENDED
PRIMARY A SHARES                                               03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                           $   10.09          $   10.23          $    9.30
Net investment income                                               0.46               0.15               0.46
Net realized and unrealized gain/(loss) on investments             (0.01)             (0.14)              0.93
Net increase/(decrease) in net asset value from
  operations                                                        0.45               0.01               1.39
Distributions:
Dividends from net investment income                               (0.46)             (0.15)             (0.46)
Distributions in excess of net investment income                      --                 --                 --
Distributions from net realized capital gains                         --                 --                 --
Total dividends and distributions                                  (0.46)             (0.15)             (0.46)
Net asset value, end of period                                 $   10.08          $   10.09          $   10.23
Total return++                                                      4.54%              0.12%             15.22%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $       8,869      $       8,408      $       7,160
Ratio of operating expenses to average net assets                   0.50%              0.50%+             0.57%
Ratio of operating expenses to average net assets
  including interest expense                                                (a)            --                     (a)
Ratio of net investment income to average net assets                4.55%              4.51%+             4.65%
Portfolio turnover rate                                               28%                 3%                34%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.93%              1.02%+             0.92%
Net investment income per share without waivers and/or
  expense reimbursements                                   $        0.42      $        0.13      $        0.43

                                                                 YEAR              PERIOD
                                                                 ENDED              ENDED
PRIMARY A SHARES                                               11/30/94           11/30/93*
Operating performance:
Net asset value, beginning of period                           $   10.18          $   10.06
Net investment income                                               0.45               0.29
Net realized and unrealized gain/(loss) on investments             (0.87)              0.12
Net increase/(decrease) in net asset value from
  operations                                                       (0.42)              0.41
Distributions:
Dividends from net investment income                               (0.45)             (0.29)
Distributions in excess of net investment income                   (0.00)#               --
Distributions from net realized capital gains                      (0.01)                --
Total dividends and distributions                                  (0.46)             (0.29)
Net asset value, end of period                                 $    9.30          $   10.18
Total return++                                                     (4.24)%             4.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $       4,116      $       2,123
Ratio of operating expenses to average net assets                   0.52%              0.27%+
Ratio of operating expenses to average net assets
  including interest expense                                        0.53%                --
Ratio of net investment income to average net assets                4.56%              4.31%+
Portfolio turnover rate                                               41%                16%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.89%              0.94%+
Net investment income per share without waivers and/or
  expense reimbursements                                   $        0.41      $        0.24

 * Nations Tennessee Intermediate Municipal Bond Fund Primary A Shares commenced operations on April 13, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.68          $    9.87          $    8.58
Net investment income                                                              0.48               0.16               0.52
Net realized and unrealized gain/(loss) on investments                             0.02              (0.19)              1.29
Net increase/(decrease) in net asset value from operations                         0.50              (0.03)              1.81
Dividends from net investment income                                              (0.48)             (0.16)             (0.52)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.52)
Net asset value, end of period                                                $    9.70          $    9.68          $    9.87
Total return++                                                                     5.23%             (0.30)%            21.52%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       2,594      $         975      $         768
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.40%
Ratio of operating expenses to average net assets including interest
  expense                                                                            --    (a)          0.61%+             --    (a)
Ratio of net investment income to average net assets                               4.91%              4.92%+             5.49%
Portfolio turnover rate                                                              31%                 2%                45%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.24%              1.47%+             1.27%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.42      $        0.13      $        0.44

                                                                               PERIOD
                                                                                ENDED
PRIMARY A SHARES                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                        $    9.59
Net investment income                                                            0.39
Net realized and unrealized gain/(loss) on investments                          (1.01)
Net increase/(decrease) in net asset value from operations                      (0.62)
Dividends from net investment income                                            (0.39)
Total dividends and distributions                                               (0.39)
Net asset value, end of period                                              $    8.58
Total return++                                                                  (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       311
Ratio of operating expenses to average net assets                                0.21%+
Ratio of operating expenses to average net assets including interest
  expense                                                                          --      (a)
Ratio of net investment income to average net assets                             5.56%+
Portfolio turnover rate                                                            38%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.20%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $      0.32

 * Nations Tennessee Municipal Bond Fund Primary A Shares commenced operations on March 2, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                 YEAR             PERIOD             YEAR              YEAR
                                                                ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                               03/31/97        03/31/96(b)         11/30/95          11/30/94
Operating performance:
Net asset value, beginning of period                         $   10.21        $   10.36         $    9.53         $   10.35
Net investment income                                             0.47             0.16              0.46              0.44
Net realized and unrealized gain/(loss) on investments           (0.03)           (0.15)             0.83             (0.79)
Net increase/(decrease) in net asset value from
  operations                                                      0.44             0.01              1.29             (0.35)
Distributions:
Dividends from net investment income                             (0.47)           (0.16)            (0.46)            (0.44)
Distributions in excess of net investment income                    --               --                --             (0.00)#
Distributions from net realized capital gains                       --               --                --             (0.03)
Total dividends and distributions                                (0.47)           (0.16)            (0.46)            (0.47)
Net asset value, end of period                               $   10.18        $   10.21         $   10.36         $    9.53
Total return++                                                    4.37%            0.05%            13.83%            (3.48)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $    24,764       $   27,176        $   26,382        $   24,066
Ratio of operating expenses to average net assets                 0.50%            0.50%+            0.57%             0.55%
Ratio of operating expenses to average net assets
  including interest expense                                        --               --                (a)               (a)
Ratio of net investment income to average net assets              4.59%            4.52%+            4.62%             4.40%
Portfolio turnover rate                                             34%              11%               64%               61%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                           0.84%            0.89%             0.83%             0.78%
Net investment income per share without waivers and/or
  expense reimbursements                                   $      0.43       $     0.15        $     0.44        $     0.42

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/93*
Operating performance:
Net asset value, beginning of period                          $   10.00
Net investment income                                              0.41
Net realized and unrealized gain/(loss) on investments             0.35
Net increase/(decrease) in net asset value from
  operations                                                       0.76
Distributions:
Dividends from net investment income                              (0.41)
Distributions in excess of net investment income                     --
Distributions from net realized capital gains                        --
Total dividends and distributions                                 (0.41)
Net asset value, end of period                                $   10.35
Total return++                                                     7.72%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                       $     31,875
Ratio of operating expenses to average net assets                  0.44%+
Ratio of operating expenses to average net assets
  including interest expense                                         --
Ratio of net investment income to average net assets               4.43%+
Portfolio turnover rate                                              63%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                            0.82%+
Net investment income per share without waivers and/or
  expense reimbursements                                   $       0.38

 * Nations Texas Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 12, 1993.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.49          $    9.70          $    8.39
Net investment income                                                              0.48               0.16               0.50
Net realized and unrealized gain/(loss) on investments                            (0.01)             (0.21)              1.31
Net increase/(decrease) in net asset value from operations                         0.47              (0.05)              1.81
Dividends from net investment income                                              (0.48)             (0.16)             (0.50)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.50)
Net asset value, end of period                                                $    9.48          $    9.49          $    9.70
Total return++                                                                     5.00%             (0.55)%            22.09%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       5,675      $       5,138      $       4,613
Ratio of operating expenses to average net assets                                  0.60%(a)           0.60%+             0.39%(a)
Ratio of net investment income to average net assets                               4.99%              4.92%+             5.45%
Portfolio turnover rate                                                              52%                 6%                50%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           1.03%              1.11%+             1.05%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.44      $        0.14      $        0.44

                                                                               PERIOD
                                                                                ENDED
PRIMARY A SHARES                                                              11/30/94*
Operating performance:
Net asset value, beginning of period                                        $   10.01
Net investment income                                                            0.42
Net realized and unrealized gain/(loss) on investments                          (1.62)
Net increase/(decrease) in net asset value from operations                      (1.20)
Dividends from net investment income                                            (0.42)
Total dividends and distributions                                               (0.42)
Net asset value, end of period                                              $    8.39
Total return++                                                                 (12.21      )%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $     2,285
Ratio of operating expenses to average net assets                                0.22%+(a)
Ratio of net investment income to average net assets                             5.52%+
Portfolio turnover rate                                                           107%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                         1.06%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $      0.35

 * Nations Texas Municipal Bond Fund Primary A Shares commenced operations on February 3, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                   YEAR            PERIOD            YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 03/31/97        03/31/96(b)       11/30/95         11/30/94
Operating performance:
Net asset value, beginning of period                           $   10.69        $   10.83        $    9.94         $   10.99
Net investment income                                               0.51             0.17             0.51              0.50
Net realized and unrealized gain/(loss) on investments             (0.10)           (0.14)            0.89             (0.96)
Net increase/(decrease) in net asset value from operations          0.41             0.03             1.40             (0.46)
Distributions:
Dividends from net investment income                               (0.51)           (0.17)           (0.51)            (0.50)
Distributions from net realized capital gains                         --               --            (0.00)#           (0.09)
Distributions in excess of net realized capital gains                 --               --               --             (0.00)#
Total dividends and distributions                                  (0.51)           (0.17)           (0.51)            (0.59)
Net asset value, end of period                                 $   10.59        $   10.69            10.83         $    9.94
Total return++                                                      3.92%            0.27%           14.39%            (4.35)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                           $ 148,701        $ 155,464        $ 157,252         $ 167,405
Ratio of operating expenses to average net assets                   0.50%(a)         0.50%+(a)        0.56%(a)          0.61%(a)
Ratio of net investment income to average net assets                4.79%            4.72%+           4.87%             4.76%
Portfolio turnover rate                                               20%               2%              22%               14%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                             0.74%            0.76%+           0.74%             0.73%
Net investment income per share without waivers and/or
  expense reimbursements                                       $    0.49        $    0.16        $    0.49         $    0.49

                                                                   YEAR
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/93
Operating performance:
Net asset value, beginning of period                             $   10.59
Net investment income                                                 0.48
Net realized and unrealized gain/(loss) on investments                0.42
Net increase/(decrease) in net asset value from operations            0.90
Distributions:
Dividends from net investment income                                 (0.48)
Distributions from net realized capital gains                        (0.02)
Distributions in excess of net realized capital gains                   --
Total dividends and distributions                                    (0.50)
Net asset value, end of period                                   $   10.99
Total return++                                                        9.08%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                             $ 193,084
Ratio of operating expenses to average net assets                     0.57%
Ratio of net investment income to average net assets                  4.80%
Portfolio turnover rate                                                 26%
Ratio of operating expenses to average net assets without
  waivers and/or expense reimbursements                               0.69%
Net investment income per share without waivers and/or
  expense reimbursements                                         $    0.47

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (CONT.)

                                                                                        YEAR            YEAR            YEAR
                                                                                       ENDED           ENDED            ENDED
PRIMARY A SHARES                                                                      11/30/92        11/30/91        11/30/90
Operating performance:
Net asset value, beginning of period                                                $   10.34       $   10.14       $   10.08
Net investment income                                                                    0.54            0.58            0.61
Net realized and unrealized gain/(loss) on investments                                   0.29            0.21            0.11
Net increase/(decrease) in net asset value from operations                               0.83            0.79            0.72
Distributions:
Dividends from net investment income                                                    (0.54)          (0.58)          (0.66)
Distributions from net realized capital gains                                           (0.04)          (0.01)             --
Distributions in excess of net realized capital gains                                      --              --              --
Total dividends and distributions                                                       (0.58)          (0.59)          (0.66)
Net asset value, end of period                                                      $   10.59           10.34       $   10.14
Total return++                                                                           8.28%+++        8.04%+++        7.41%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $ 157,773       $ 119,757       $  75,962
Ratio of operating expenses to average net assets                                        0.56%           0.45%           0.26%
Ratio of net investment income to average net assets                                     5.17%           5.67%           6.09%
Portfolio turnover rate                                                                    13%             24%             19%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                         0.68%           0.73%           0.80%
Net investment income per share without waivers and/or expense reimbursements       $    0.53       $    0.55       $    0.55

                                                                                       PERIOD
                                                                                        ENDED
PRIMARY A SHARES                                                                      11/30/89*
Operating performance:
Net asset value, beginning of period                                                $   10.00
Net investment income                                                                    0.12
Net realized and unrealized gain/(loss) on investments                                   0.03
Net increase/(decrease) in net asset value from operations                               0.15
Distributions:
Dividends from net investment income                                                    (0.07)
Distributions from net realized capital gains                                              --
Distributions in excess of net realized capital gains                                      --
Total dividends and distributions                                                       (0.07)
Net asset value, end of period                                                      $   10.08
Total return++                                                                           1.46%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  46,560
Ratio of operating expenses to average net assets                                        0.16%+
Ratio of net investment income to average net assets                                     6.09%+
Portfolio turnover rate                                                                    12%
Ratio of operating expenses to average net assets without waivers and/or expense
  reimbursements                                                                         0.81%+
Net investment income per share without waivers and/or expense reimbursements       $    0.08

  * Nations Virginia Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 20, 1989.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
 (b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                YEAR              PERIOD              YEAR
                                                                                ENDED              ENDED              ENDED
PRIMARY A SHARES                                                              03/31/97          03/31/96(b)         11/30/95
Operating performance:
Net asset value, beginning of period                                          $    9.38          $    9.62          $    8.29
Net investment income                                                              0.48               0.16               0.51
Net realized and unrealized gain/(loss) on investments                             0.02              (0.24)              1.33
Net increase/(decrease) in net asset value from operations                         0.50              (0.08)              1.84
Dividends from net investment income                                              (0.48)             (0.16)             (0.51)
Total dividends and distributions                                                 (0.48)             (0.16)             (0.51)
Net asset value, end of period                                                $    9.40          $    9.38          $    9.62
Total return++                                                                     5.44%             (0.84)%            22.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $       5,726      $       3,296      $       3,527
Ratio of operating expenses to average net assets                                  0.60%              0.60%+             0.39%
Ratio of operating expenses to average net assets including interest
  expense                                                                                  (a)          0.61%+             (a)
Ratio of net investment income to average net assets                               5.10%              5.06%+             5.51%
Portfolio turnover rate                                                              37%                 8%                16%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                           0.98%              1.07%+             1.04%
Net investment income per share without waivers and/or expense
  reimbursements                                                          $        0.44      $        0.14      $        0.46

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/94*
Operating performance:
Net asset value, beginning of period                                       $   10.00
Net investment income                                                           0.45
Net realized and unrealized gain/(loss) on investments                         (1.71)
Net increase/(decrease) in net asset value from operations                     (1.26)
Dividends from net investment income                                           (0.45)
Total dividends and distributions                                              (0.45)
Net asset value, end of period                                             $    8.29
Total return++                                                                (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                      $      432
Ratio of operating expenses to average net assets                               0.21%+
Ratio of operating expenses to average net assets including interest
  expense                                                                         (a)
Ratio of net investment income to average net assets                            5.52%+
Portfolio turnover rate                                                           61%
Ratio of operating expenses to average net assets without waivers and/or
  expense reimbursements                                                        0.99%+
Net investment income per share without waivers and/or expense
  reimbursements                                                          $     0.38

 * Nations Virginia Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.
 + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.
(b) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.

NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.

NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.

EQUITY FUNDS:

NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek growth of capital by investing in companies that are believed to be undervalued.

NATIONS EQUITY INCOME FUND: Nations Equity Income Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields.

NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries, such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan).

NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential.

NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects.

NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.

NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share.

INDEX FUNDS:

NATIONS EQUITY INDEX FUND: Nations Equity Index Fund's investment objective is to seek investment results that correspond, before fees and expenses, to the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED INDEX FUND: Nations Managed Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's 500 Composite Stock Price Index.

NATIONS MANAGED SMALLCAP INDEX FUND: Nations Managed SmallCap Index Fund's investment objective is to seek, over the long-term, to provide a total return which (gross of fees and expenses) exceeds the total return of the Standard & Poor's SmallCap 600 Index.

NATIONS MANAGED VALUE INDEX FUND: Nations Managed Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500/BARRA Value Index.

NATIONS MANAGED SMALLCAP VALUE INDEX FUND: Nations Managed SmallCap Value Index Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P SmallCap 600/BARRA Value Index.

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is to seek total return by investing in equity and fixed income securities.

BOND FUNDS:

NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to seek high current income consistent with moderate fluctuation of principal. The Fund invests primarily in intermediate-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in investment grade debt securities.

NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to seek total return by investing in investment grade fixed income securities.

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek total return by investing primarily in high quality debt securities issued by governments, banks and supranational entities located throughout the world.

NATIONS MUNICIPAL INCOME FUND: The investment objective of Nations Municipal Income Fund is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SHORT-TERM MUNICIPAL INCOME FUND: The investment objective of Nations Short-Term Municipal Income Fund is to seek high current income exempt from Federal income tax consistent with minimal fluctuation of principal. The Fund invests in investment grade, short-term municipal securities.

NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Nations Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND: Nations Florida Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS FLORIDA MUNICIPAL BOND FUND: Nations Florida Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income and the Florida state intangibles taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Georgia Intermediate Municipal Bond

Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS GEORGIA MUNICIPAL BOND FUND: Nations Georgia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Georgia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND: Nations Maryland Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS MARYLAND MUNICIPAL BOND FUND: Nations Maryland Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Maryland state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations North Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS NORTH CAROLINA MUNICIPAL BOND FUND: Nations North Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and North Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND: Nations South Carolina Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND: Nations South Carolina Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and South Carolina state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND: Nations Tennessee Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TENNESSEE MUNICIPAL BOND FUND: Nations Tennessee Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax and the Tennessee Hall Income Tax on unearned income with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND: Nations Texas Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax consistent with moder-ate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS TEXAS MUNICIPAL BOND FUND: Nations Texas Municipal Bond Fund's investment objective is to seek high current income exempt from Federal income tax with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND: Nations Virginia Intermediate Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes consistent with moderate fluctuation of principal. The Fund invests in investment grade, intermediate-term municipal securities.

NATIONS VIRGINIA MUNICIPAL BOND FUND: Nations Virginia Municipal Bond Fund's investment objective is to seek high current income exempt from Federal and Virginia state income taxes with the potential for principal fluctuation associated with investments in long-term municipal securities. The Fund invests in investment grade, long-term municipal securities.

Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund are sometimes collectively referred to as the "State Intermediate Municipal Bond Funds," and Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund are sometimes collectively referred to as the "State Municipal Bond Funds".

Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

   How Objectives Are Pursued

MONEY MARKET FUNDS:

NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (together, with U.S. Treasury Obligations, "U.S. Government Obligations"), bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations and qualified first tier money market collateral. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. In addition, the Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with

Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that such Fund shall, under normal market conditions, invest at least 65% of its total assets in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government and repurchase agreements secured by such obligations. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations. Although the Fund may invest in repurchase agreements it does not currently intend to do so. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund may lend its portfolio securities to qualified institutional investors. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning these instruments, see "Appendix A."

NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends And Distributions Are Made; Tax Information."

The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; having a long-term rating of "A" or higher from D&P, Fitch, S&P, IBCA, BankWatch or Moody's in the case of certain bonds which are lacking a short-term rating from the requisite number of nationally recognized statistical rating organizations); rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer."

The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. The Fund also may invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the 1940 Act, the Fund invests only in first tier securities (as defined below). For more information concerning the Fund's investments, see "Appendix A."

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS: In order for the Money Market Funds to value their investments on the basis of amortized cost, (see "How The Funds Value Their Shares") investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. A Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Additionally, (except for Nations Tax Exempt Fund) no more than 5% of total assets may be invested, at the time of the acquisition, in second tier securities in the aggregate, and any investment in second tier securities of one issuer is limited to the greater of 1% of total assets or one million dollars. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

EQUITY FUNDS:

NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $500 million or more and have an average daily trading volume of at least $3 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.

Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks.

The Fund invests under normal market conditions at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its assets in foreign securities. The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

The Fund may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the Standard & Poor's 500 Composite Stock Price Index1 ("S&P 500 Index") with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market (S&P 500 Index) on a comparable risk basis.

New purchases for the Fund will generally be made in equity securities that:

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation ("S&P").

(Bullet) are income producing;
(Bullet) appear undervalued relative to the S&P 500 Index on a risk adjusted basis; and
(Bullet) have favorable trends in personal stock ownership by the underlying company's officers and/or directors.

To achieve its objective, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.

In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate and government bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in foreign securities. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in companies in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in companies in one or two countries.

In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.

The Fund also may invest in American Depository Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts and real estate investment trust securities.

NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.

The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements.

The Fund also may invest in ADRs, GDRs, EDRs and ADSs.

NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in equity securities of companies in emerging markets.

The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.

A company will be considered in a country, market or region if it conducts its principal business activities in the country, market or region. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, GDRs, EDRs, and ADSs of such issuers.

The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers in the regions known as the Pacific Basin and the Far East. An issuer will be considered in a region if it conducts its principal business activities in the region. An issuer will be considered to conduct its principal business activities in a region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such region or has at least 50% of its assets situated in such region. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers in Japan.

The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteris-tics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.

In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

The Fund may invest in ADRs, EDRs, GDRs and ADSs. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following types of companies:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.

Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest up to 20% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

NATIONS EMERGING GROWTH FUND: The Fund will invest in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and securities convertible into common stocks, selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant.

The volatility of emerging growth stocks is greater than that of larger companies. Many of these stocks trade over-the-counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad. Although the Fund invests primarily in securities of U.S. issuers, it may invest up to 20% of its total assets in foreign securities.

NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.

In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by S&P or Aa or above by Moody's or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World
Bank), and money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets.

NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to pro-vide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.

In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. The quantitative analysis also includes ranking the attractiveness of equity securities according to a multi-factor valuation model. Both value and growth factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while growth characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. The objective is to maintain a broadly diversified portfolio which ranks in the top quartile on earnings momentum and in the top third on valuation. This approach generally produces a dividend yield less than the market average. Although this Fund seeks to invest in attractively priced securities with increasing earnings, its investment objective focuses on long-term capital appreciation; income is not an objective of this Fund.

Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.

The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by an NRSRO or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

The Fund may invest up to 20% of its total assets in foreign securities. For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments, money market instruments and repurchase agreements.

GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Each Equity Fund also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies and repurchase agreements. Nations International Equity Fund, Nations International Growth Fund, Nations Pacific Growth Fund and Nations Emerging Markets Fund may invest in forward foreign exchange contracts. For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

INDEX FUNDS:

NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value. Subject to applicable law, the Fund will purchase stock of NationsBank Corporation to the extent of its proportional make-up of the S&P 500 Index.

The Adviser generally will seek to match the composition of the S&P 500 Index as closely as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.

The correlation between the performance of Nations Equity Index Fund (before fees and expenses) and the S&P 500 Index is expected to be over 0.95 on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to track the S&P 500 Index, however, may be affected by, among other things, transaction costs, changes in either the composition of the S&P 500 Index or the number of shares outstanding for the components of the S&P 500 Index, and the timing and amount of shareholder purchase and redemptions. The Fund may utilize stock index futures contracts to minimize tracking error. In connection with engaging in futures transactions, the Fund may hold cash, cash equivalents, and/or U.S. Government securities.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.

The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants.

NATIONS MANAGED INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the S&P 500 Index over time.

The initial stock universe considered by the Adviser is the S&P 500 Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 300 to 400 holdings that capture the overall investment characteristics of the S&P 500 Index.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical and, in any event the Fund will invest at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

NATIONS MANAGED SMALLCAP INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the Standard & Poor's SmallCap 600 Index2 ("S&P 600 Index"). The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the S&P 600 Index over time.

From the initial S&P 600 Index stock universe the Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration measure a stock relative to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of approximately 400-500 holdings that capture the investment characteristics of the S&P 600 Index.

Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

NATIONS MANAGED VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P 500/BARRA Value Index ("S&P/BARRA Value Index"). The S&P/BARRA Value Index is a subset of the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Value Index is a market capitalization weighted index consisting of approximately 340 common stocks selected from the S&P 500 Index on the basis of a lower than average price-to-book ratio. Because of their lower than average price-to-book ratios, stocks in the S&P/BARRA Value Index, on average, typically exhibit higher yields than stocks in the S&P 500 Index. Historically, stocks in the S&P/BARRA Value Index, on average, have exhibited less short-term volatility than stocks in the S&P 500 Index.

S&P constructs the S&P/BARRA Value Index semi-annually by ranking all common stocks included in the S&P 500 Index by their price-to-book ratios. The resulting list is then divided in half by market capitalization. Stocks in the half of the list that have lower price-to-book ratios are included in the S&P/BARRA Value Index.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity value index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA Value Index while reducing the downside risk of underperforming the S&P/BARRA Value Index over time.

The initial stock universe considered by the Adviser is the S&P/BARRA Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 100 to 200 holdings that capture the overall investment characteristics of the S&P/BARRA Value Index.

Under normal conditions, the Adviser will invest at least 80% of its total assets, in common stocks which are included in the S&P/BARRA Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary

(2) "Standard & Poor's SmallCap 600" is a registered service mark of S&P.

defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

NATIONS MANAGED SMALLCAP VALUE INDEX FUND: In seeking to achieve its investment objective, the Fund will invest in selected equity securities that are included in the S&P SmallCap 600/BARRA Value Index ("S&P/BARRA SmallCap Value Index"). The S&P/BARRA SmallCap Value Index is a subset of the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which capture the economic and industry characteristics of small stock performance. The S&P/BARRA SmallCap Value Index is a market capitalization weighted index consisting of approximately 375 companies selected from the S&P 600 Index on the basis of price-to-book ratios. Those companies with lower price-to-book ratios make up the S&P/BARRA SmallCap Value Index. The S&P/BARRA SmallCap Value Index is also rebalanced semi-annually to reflect changes in the S&P 600 Index. Most of these stocks are listed on either the New York, American or NASDAQ stock exchanges.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P/BARRA SmallCap Value Index while reducing the downside risk of underperforming the S&P/BARRA SmallCap Value Index over time.

The initial stock universe considered by the Adviser is the S&P/BARRA SmallCap Value Index. The Adviser ranks the attractiveness of each security according to a multi-factor valuation model. Although the universe consists exclusively of value stocks, both value and momentum factors are considered in the ranking process. Value factors such as book value, earnings yield and cash flow measure a stock's intrinsic worth versus its market price, while momentum characteristics such as price momentum, earnings growth and earnings acceleration are useful in determining a stock's value in relation to others in the same industry. A second quantitative model which measures the earnings momentum of each security is added to the screening process to serve as a validity check in the portfolio construction process. Each stock is assigned a ranking from 1 to 10 (best to worst). The Adviser then either underweights or eliminates the less attractive securities and modestly emphasizes the most attractive stocks resulting in a portfolio of 200 to 300 holdings that capture the overall investment characteristics of the S&P/BARRA SmallCap Value Index.

Under normal conditions, the Adviser will invest at least 80% of its total assets in common stocks which are included in the S&P/BARRA SmallCap Value Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. Government Obligations and repurchase agreements.

ABOUT THE INDEXES: The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The S&P SmallCap 600 Index is composed of 600 domestic stocks, which are chosen by S&P based on, among other things, market size, liquidity and industry group representation. The S&P SmallCap 600 Index is designed to be a benchmark of small capitalization stock performance. Most of these Funds' stocks are listed on either the New York, American or NASDAQ stock exchanges.

The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index (collectively, the "BARRA Value Indexes") are constructed by dividing the stocks in the S&P 500 Index and the S&P 600 Index, respectively, according to a single attribute: price-to-book ratios. The BARRA Value Indexes are capitalization-weighted, meaning that each stock is weighted in the approximate index in proportion to its market value. Additionally, price-to-book ratios tend to be more stable over time than alternative measures such as price-to-earnings ratios, historical earnings growth rates, or return on equity. This results in indexes with relatively low turnover. Generally, the companies in the BARRA Value Indexes also exhibit characteristics associated with "value" stocks: lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth than the S&P 500 Index or the S&P 600 Index, respectively.

The S&P/BARRA Value Index and the S&P/BARRA SmallCap Value Index are relatively concentrated. The S&P/BARRA Value Index tends to be more heavily concentrated in the Energy, Utility, and Financial sectors than the S&P 500 Index. Additionally, the S&P/BARRA SmallCap Value Index tends to be more heavily concentrated in the Utility and Financial Sectors than the S&P 600 Index.

The inclusion of a stock in the S&P 500 Index, the S&P 600 Index, the S&P/BARRA Value Index or the S&P/BARRA SmallCap Value Index in no way implies that S&P or BARRA believes the stock to be an attractive investment. The Indexes are determined, composed and calculated by S&P and BARRA without regard to the Funds. Neither S&P or BARRA is a sponsor of, or in any way affiliated with, the Funds, and neither S&P or

BARRA makes any representation or warranty, expressed or implied, on the advisability of investing in the Funds or as to the ability of the Indexes to track general stock market performance. S&P and BARRA disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein.

GENERAL: Each Index Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Fund may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. In addition, the Funds may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

In addition, when consistent with the Fund's respective investment objective, each of the Funds will employ various techniques to manage capital gain distributions. These techniques include utilizing a share identification methodology whereby the Fund will specifically identify each lot of shares of portfolio securities that it holds, which will allow the Fund to sell first those specific shares with the highest tax basis in order to reduce the amount of recognized capital gains as compared with a sale of identical portfolio securities, if any, with a lower tax basis. The Fund will sell first those shares with the highest tax basis only when it is in the best interest of the Fund to do so, and reserves the right to sell other shares when appropriate. In addition, the Fund may, at times, sell portfolio securities in order to realize capital losses. Such capital losses would be used to offset realized capital gains thereby reducing capital gain distributions. Additionally, the Adviser will, consistent with the portfolio construction process discussed above, employ a low portfolio turnover strategy designed to defer the realization of capital gains.

Equity mutual funds, like other investors in equity securities, incur transaction (brokerage) costs in connection with the purchase and sale of portfolio securities. For some funds, these costs can have a material negative impact on performance. With respect to the Index Funds, the Adviser will attempt to minimize these transaction costs by utilizing program trades and computerized exchanges called "crossing networks" which allow institutions to execute trades at the mid-point of the bid/ask spread and at a reduced commission rate.

For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

BALANCED FUND:

NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset classes in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. These asset classes are actively managed in an effort to maximize total return. In general, the Adviser believes that common stocks offer the best opportunity for long-term capital appreciation.

The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. Fundamental research and valuation analysis are emphasized in the stock selection process. Stock holdings are typically those of seasoned, financially strong companies with favorable industry positioning.

Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities. The Fund may invest in government, corporate and municipal debt securities, as well as mortgage-backed and asset-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in foreign securities.

The Fund also may invest in various money market instruments and repurchase agreements. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant.

BOND FUNDS:

NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government Obligations. The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.

The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, ADRs and EDRs, zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.

The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates.

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: In pursuing its investment objective, Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and five years and the duration will not exceed five years. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS GOVERNMENT SECURITIES FUND: In pursuing its investment objective, Nations Government Securities Fund invests at least 65% of its assets in U.S. Government Obligations. Under normal market conditions, it is expected that the average dollar-weighted maturity of the Fund's portfolio will be between three and 10 years and the Fund's duration is expected to be in a range of 3.5 to six years.

The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; and mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. The Fund also may invest in U.S. Government Obligations.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

As noted above, the Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade debt obligations. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be greater than five years.

The Fund may invest in corporate convertible and non-convertible debt obligations; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.

Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," and tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund may hold or invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, the Fund will, under normal market conditions, invest at least 65% of the total value of its assets in investment grade fixed income securities. It is expected that the average dollar-weighted maturity of the Fund's portfolio will be 10 years or less and under no circumstances will it exceed 15 years.

The Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; mortgage-related securities of governmental issuers or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed and municipal securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. The Fund also may invest in dividend paying preferred and common stock.

Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest up to 25% of its assets in foreign securities.

The Fund will invest in investment grade debt obligations. Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

The Fund also may invest in "high quality" money market instruments, repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.

The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than 15 years under normal market conditions.

Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. The Fund also may invest in money market instruments.

NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: In pursuing their objectives, the Funds will invest at least 80% of their total net assets in investment grade obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities, and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax. To the extent consistent with the Funds' investment approach described in this Prospectus, the Funds are managed to seek capital appreciation and minimize capital losses due to interest rate movements.

Under normal market conditions, the average weighted maturity and duration of each of the Funds' portfolios are expected to be as follows: Nations Municipal Income Fund -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years; Nations Intermediate Municipal Bond
Fund -- average dollar-weighted maturity between three and 10 years and duration between five and six years; Nations Short-Term Municipal Income Fund -- average dollar-weighted maturity less than three years and duration between 1.25 and
2.75 years.

Municipal Securities will be rated investment grade at the time of purchase by at least one of the six NRSROs or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.

During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods.

STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 80% of the total net assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in Municipal Securities. In addition, at least 80% of each Fund's total net assets will be invested in debt instruments, issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities.

Under normal market conditions, the average dollar-weighted maturity and duration of each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds are expected to be as follows: State Intermediate Municipal Bond Funds -- average dollar-weighted maturity between three and 10 years and duration between five and six years; State Municipal Bond Funds -- average dollar-weighted maturity greater than 10 years and duration between 7.5 and 9.5 years.

Each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes).

Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida imposes a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions are Made; Tax Information.") During normal mar-ket conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.

Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.

During temporary defensive periods, the Funds may invest in short-term taxable and non-taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include repurchase agreements and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total net assets at the time of purchase.

GENERAL: Each of the Balanced and Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in repurchase agreements, restricted, private placement and other illiquid securities. Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in forward foreign exchange contracts. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.

The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Index Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, except for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund, see "Financial Highlights." While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate for each of Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund will not exceed 25%. With respect to Nations International Growth Fund, it is expected that under normal market conditions, the annual portfolio turnover rate will not exceed 100%.

RISK CONSIDERATIONS: Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

As of the date of this Prospectus, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.

Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Funds' exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS INTERNATIONAL GROWTH FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks of which investors should be aware.

Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The above risk considerations are also relevant to an investment in Nations International Growth Fund.

Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE INDEX FUNDS: The techniques employed by the Adviser to seek to manage capital gain distributions will generally only have the effect of deferring the realization of capital gains. For example, to the extent that the capital gains recognized on a sale of portfolio securities arise from the sale of specifically-identified securities with higher tax bases, subsequent sales of the same portfolio securities will be calculated by reference to the lower tax basis securities that remain in the portfolio. Under this scenario, an investor who purchases shares of a Fund after the first sale could receive capital gain distributions that are higher than the distributions that would have been received if this methodology had not been used. Therefore, certain investors actually could be disadvantaged by the techniques employed by the Fund to seek to manage capital gain distributions, depending on the timing of their purchase of Fund shares. Even if there are no subsequent sales, upon a redemption or exchange of Fund shares an investor will have to recognize gain to the extent that the net asset value of Fund shares at such time exceeds such investor's tax basis in his or her Fund shares.

The various techniques employed by the Funds to manage capital gain distributions may result in the accumulation of substantial unrealized gains in the Funds' portfolios. Moreover, the realization of capital gains is not entirely within a Fund's control because it is at least partly dependent on shareholder purchase and redemption activity. Capital gain distributions may vary considerably from year to year.

Furthermore, the U.S. Treasury has proposed legislation which would require holders of substantially identical securities to determine their tax basis using the average cost of all of their holdings in such securities. If enacted, the legislation would prevent the Funds from specifically identifying each lot of shares that they hold and from selling first those specific shares with the highest tax basis. Thus, the legislation would restrict the Funds' ability to manage capital gains.

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Small Company Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Balanced Assets Fund, Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations

Strategic Fixed Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

In addition, as a matter of non-fundamental policy, Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.

Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.

Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.

Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.

The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without shareholder approval. Shareholders of Nations Small Company Growth Fund, Nations International Growth Fund and Nations U.S. Government Bond Fund, however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an apprpriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown

MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


The "tax-equivalent yield" of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.

Set forth below is certain performance data for the Enhanced Equity Index Common Trust Fund and Enhanced Small Cap Equity Index Common Trust Fund (the "CTFs"), each of which is currently managed on behalf of NationsBank by TradeStreet. (Prior to the formation of TradeStreet in 1995, the CTFs were managed solely by NationsBank.) The performance data for the CTFs is deemed relevant because the Enhanced Equity Index and Enhanced Small Cap Equity Index Common Trust Funds have investment objectives and policies that are substantially similar to those of Nations Managed Index Fund and Nations Managed SmallCap Index Fund, respectively. Moreover, the portfolio manager of TradeStreet (who currently manages the CTFs and the Funds) employs the same quantitative investment process for the Funds that has, and continues to be, utilized for the CTFs. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE OF THE CTFS AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE CTFS OR THE FUNDS.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997

                                                                   Since
                                                                 Inception
                        One Year     Three Year    Five Year    (12/31/88)**

Enhanced Equity
  Index Common Trust
  Fund*                  19.98%        22.31%        16.08%        16.52%
S&P 500 Index            19.77%        22.28%        16.39%        16.28%
Lipper S&P 500
  Index Funds
  Average***             19.19%        21.73%        15.89%        15.66%

ANNUAL TOTAL RETURNS

                                   Enhanced                       Lipper
                                    Equity                        S&P 500
                                     Index                         Index
                                    Common           S&P           Funds
Year                              Trust Fund*     500 Index     Average***

1989                                 34.12%         31.55%         30.58%
1990                                 -1.52%         -3.15%         -3.57%
1991                                 31.72%         30.56%         29.65%
1992                                  5.52%          7.64%          7.12%
1993                                 10.47%          9.99%          9.52%
1994                                  0.69%          1.31%          0.90%
1995                                 37.66%         37.45%         36.82%
1996                                 23.62%         23.08%         22.30%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997

                                                             Since
                                                One        Inception
                                                Year       (10/1/95)

Enhanced Small Cap Equity Index Common
  Trust Fund*                                  11.76%        11.68%
S&P 600 Index                                  8.39%         9.83%

* The total returns above reflect the deduction of 0.50% of fees and expenses per annum. The CTFs are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the CTFs.
** Prior to 12/31/88 the Enhanced Equity Index Common Trust Fund was managed with a different objective and policies and therefore performance prior thereto is not included in the prior performance calculations.

*** The Lipper S&P 500 Index Funds Average represents the average performance of mutual funds with similar objectives monitored by Lipper Analytical Services, Inc. during the periods shown.

Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by Gartmore plc, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of Gartmore plc who were responsible for managing those accounts and the portfolio managers of Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF GARTMORE OR THE FUNDS.

PACIFIC EX-JAPAN COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*

                              One Year       Two Years     Three Years    Four Years

Pacific Ex-Japan Composite        3.95%          8.44%          7.79%         17.11%

Morgan Stanley Capital
 Int'l. Combined
 Far East
 (Ex-Japan)
 Free Index(diamond)             -2.44%          8.58%          7.08%         15.62%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*

                                                                         Since
                                                                       Inception
                             Five Years    Six Years    Seven Years     (1/1/88)

Pacific Ex-Japan Composite       18.84%        18.08%        14.79%        20.42%
Morgan Stanley Capital
 Int'l. Combined
 Far East
 (Ex-Japan)
 Free Index(diamond)             16.69%        16.61%        15.77%        19.02%

ANNUAL TOTAL RETURNS*

                                                   Morgan Stanley
                                                       Capital
                                                    International
                                    Pacific       Combined Far East
                                   Ex-Japan          (Ex-Japan)
                                   Composite         Free Index(diamond)
1988                                   11.9%              30.0%
1989                                  58.40%              32.1%
1990                                    0.0%              -6.5%
1991                                   22.1%              31.0%
1992                                   22.9%              21.8%
1993                                  110.0%             103.4%
1994                                  -13.9%             -17.5%
1995                                    4.0%               8.8%
1996                                   13.5               11.1

 * The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

(diamond) The Morgan Stanley Capital International Combined Far East (Ex-Japan)
          Free Index is a capitalization-weighted index that tracks 7 countries and represents only those securities that are available for investment by international investors; many issues are still restricted to domestic investors in certain Pacific Basin countries.

EMERGING MARKETS COMPOSITE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*

                                                                          Four Years
                                                                            Since
                                                                          Inception
                              One Year       Two Years     Three Years      1/1/93
Emerging Markets Composite        16.2%          11.1%          -1.8%          10.2%
IFC Investables Index(diamond)    11.4%          13.4%           3.1%         13.39%

ANNUAL TOTAL RETURNS*

                                    Emerging
                                    Markets             IFC Investables
                                   Composite             Index(diamond)
1993                                    76.5%               79.6%
1994                                   -19.0%              -12.0%
1995                                   -11.3%               -8.5%
1996                                    13.0%                9.4%

 * The average annual total returns and annual total returns have been calculated since inception (1/1/93) and are net of fees. The fees for these accounts were 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

(diamond) The IFC Investables Index includes over 1,100 stocks representing 27 stock markets in developing countries, and reflects the accessibility of markets and individual stocks for foreign ownership.

GLOBAL GOVERNMENT BOND
EX-U.K. COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*

                             One Year           Two Years          Three Years
Global Government Bond
 Ex-U.K.
 Composite**                     -1.2%                4.4%                6.1%
J.P. Morgan Global
 Government Bonds
 Index(diamond)                   1.0%                3.9%                6.5%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED THROUGH MARCH 31, 1997*

                                                                         Since
                                                                       Inception
                                Four Years          Five Years          10/1/90
Global Government Bond
 Ex-U.K. Composite**                  6.2%                8.4%            10.31%
J.P. Morgan Global
 Government Bonds Index(diamond)      6.5%                7.9%             8.97%

ANNUAL TOTAL RETURNS*

                                     Global            J.P. Morgan
                                   Government            Global
                                  Bond Ex-U.K.         Government
                                   Composite          Bonds Index(diamond)
1991                                    20.8%               16.0%
1992                                     4.8%                5.2%
1993                                    15.0%               11.6%
1994                                    -0.9%                1.5%
1995                                    22.8%               19.6%
1996                                     0.6%                3.5%

 * The average annual total returns and annual total returns have been calculated since inception (10/1/90) and are net of fees. The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum. The accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the accounts.

** The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.

(diamond) The J.P. Morgan Global Government Bonds Index is a capitalization-weighted index that tracks government bonds issued in 13 countries located in the United States, Europe and the Far East.

Set forth below is the average annual total return and annual total return for Nations International Equity Fund for the periods ending March 31, 1997:

NATIONS INTERNATIONAL
EQUITY FUND
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
INDICATED THROUGH MARCH 31, 1997

                                                                         Since
                                                                       Inception
                         One Year      Three Years     Five Years      on 12/2/91
Nations
 International
 Equity Fund                 1.32%           6.23%          8.24%           7.10%
Morgan Stanley
 Capital
 International EAFE
 Index(diamond)              1.46%           6.53%         10.57%           6.01%

ANNUAL TOTAL RETURNS

                                                      Morgan Stanley
                                       Nations            Capital
                                    International      International
                                     Equity Fund        EAFE Index(diamond)
1992                                      -8.6%             -12.2%
1993                                     27.21%              32.6%
1994                                       2.6%               7.8%
1995                                       8.5%              11.2%
1996                                       8.5%               6.1%

(diamond) The Morgan Stanley Capital International EAFE Index represents an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Daily Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor B (formerly Investor N) and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.

   How The Funds Are Managed

The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.

Nations Funds and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to all of the Funds except for those Funds listed below, for which Gartmore Global Partners or Boatmen's serves as investment sub-adviser. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations International Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a UK company which is the holding company for a leading UK-based international fund management group of companies, National Westminster Bank plc and affiliated entities (collectively, "NatWest") own 100% of the equity of Gartmore Investment Management plc.

Boatmen's Capital Management, Inc. serves as investment sub-adviser to Nations U.S Government Bond

Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation.

Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.

For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: .25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus .20% of the combined average daily net assets of such Funds in excess of $250 million; .40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; .50% of the average daily net assets of each of the Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 1.00% of the average daily net assets of Nations Small Company Growth Fund; .60% of the average daily net assets of each of the Nations U.S. Government Bond Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; .75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; .65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus
 .55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .50% of the Fund's average daily net assets in excess of $250 million; .75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus .70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus .60% of the Fund's average daily net assets in excess of $250 million; .90% of the average daily net assets of Nations International Equity Fund, Nations International Growth Fund and Nations Pacific Growth Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; and .70% of the average daily net assets of Nations Global Government Income Fund.

For the services provided pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: .055% of Nations Prime Fund's, Nations Treasury Fund's, Nations Government Money Market Fund's and Nations Tax Exempt Fund's average daily net assets; .20% of Nations Equity Income Fund's average daily net assets; .10% of Nations Managed Index Fund's, Nations Managed SmallCap Index Fund's, Nations Managed Value Index Fund's, Nations Managed SmallCap Value Index Fund's, and Nations Equity Index Fund's average daily net assets; .25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Small Company Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; .15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and .07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's, Nations Intermediate Municipal Bond Fund's, Nations Florida Municipal Bond Fund's, Nations Georgia Municipal Bond Fund's, Nations Maryland Municipal Bond Fund's, Nations North Carolina Municipal Bond Fund's, Nations South Carolina Municipal Bond Fund's, Nations Tennessee Municipal Bond Fund's, Nations Texas Municipal Bond Fund's, Nations Virginia Municipal Bond Fund's, Nations Florida Intermediate Municipal Bond Fund's, Nations Georgia Intermediate Municipal Bond Fund's, Nations Maryland Intermediate Municipal Bond Fund's, Nations North Carolina Intermediate Municipal Bond Fund's, Nations South Carolina Intermediate Municipal Bond Fund's, Nations Tennessee Intermediate Municipal Bond Fund's, Nations Texas Intermediate Municipal Bond Fund's and Nations Virginia Intermediate Municipal Bond Fund's average daily net assets.

For services provided pursuant to a sub-advisory agreement, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of .70% of Nations International Equity Fund's average daily net assets; .85% of Nations Emerging Markets Fund's average daily net assets; .70% of Nations Pacific Growth Fund's average daily net assets and .54% of Nations Global Government Income Fund's average daily net assets. For services provided and expenses assumed, Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 40% of Nations International Growth Fund's average daily net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. As of the date of this Prospectus, the Board of Directors has approved, and recommended to shareholders that they approve, an increase in the fees to be paid by NBAI to Gartmore to .70% of the Nations International Growth Fund's average daily net assets. This increase will be implemented as soon as practicable following receipt of shareholder approval.

For services provided pursuant to a sub-advisory agreement, NBAI will pay Boatmen's sub-advisory fees at the rate of 0.15% of the average daily net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI (and/or TradeStreet, Gartmore or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- .14%, Nations Tax Exempt Fund -- .16%, Nations Value Fund -- .75%, Nations Capital Growth Fund -- .75%, Nations Emerging Growth Fund -- .75%, Nations Disciplined Equity Fund -- .75%, Nations Equity Index Fund -- .19%, Nations Managed Index Fund -- .06%, Nations Managed SmallCap Index Fund -- .00%, Nations Balanced Assets Fund -- .75%, Nations Short-Intermediate Government Fund -- .40%, Nations Short-Term Income
Fund -- .30%, Nations Diversified Income Fund -- .50%, Nations Strategic Fixed Income Fund -- .50%, Nations Municipal Income Fund -- .29%, Nations Short-Term Municipal Income Fund -- .06%, Nations Intermediate Municipal Bond Fund -- .19%, Nations Florida Intermediate Municipal Bond Fund -- .19%, Nations Georgia Intermediate Municipal Bond Fund -- .20%, Nations Maryland Intermediate Municipal Bond Fund -- .22%, Nations North Carolina Intermediate Municipal Bond Fund -- .18%, Nations South Carolina Intermediate Municipal Bond Fund -- .21%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond Fund -- .16%, Nations Virginia Intermediate Municipal Bond Fund -- .26%, Nations Florida Municipal Bond Fund -- .27%, Nations Georgia Municipal Bond Fund -- .15%, Nations Maryland Municipal Bond Fund -- .08%, Nations North Carolina Municipal Bond Fund -- .26%, Nations South Carolina Municipal Bond Fund -- .20%, Nations Tennessee Municipal Bond
Fund -- .03%, Nations Texas Municipal Bond Fund -- .17% and Nations Virginia Municipal Bond Fund -- .22%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Prime Fund -- .16%, Nations Treasury Fund -- .16%, Nations Equity Income Fund -- .67%, Nations International Equity Fund -- .90% and Nations Government Securities Fund -- .50%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid NBAI under the Investment Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Emerging Markets Fund -- 1.10%, Nations Pacific Growth Fund -- .90% and Nations Global Government Income Fund -- .70%.

For the fiscal period from September 1, 1996 to May 16, 1997, after waivers, the Pilot Funds paid Boatmen's Trust Company, under a previous investment advisory agreement, advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Small Company Growth Fund (formerly the Pilot Small Capitalization Equity Fund) -- .75%, Nations International Growth Fund (formerly the Pilot U.S. Government Securities Fund) -- .40%. During the same period, after waivers, the Pilot Funds paid Kleinwort Benson Investment Management Americas Inc., under a previous sub-advisory agreement, sub-advisory fees at the rate of .32% of Nations International Growth Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid TradeStreet under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund -- .055%, Nations Tax Exempt Fund -- .055%, Nations Value Fund -- .25%, Nations Capital Growth Fund -- .25%, Nations Emerging Growth Fund -- .25%, Nations Disciplined Equity Fund -- .25%, Nations Equity Index
Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .25%, Nations Short-Intermediate Government Fund -- .15%, Nations Short-Term Income Fund -- .15%, Nations Diversified Income Fund -- .15%, Nations Strategic Fixed Income Fund -- .15%, Nations Municipal Income Fund -- .07%, Nations Short-Term Municipal Income
Fund -- .07%, Nations Intermediate Municipal Bond Fund -- .07%, Nations Florida Intermediate Municipal Bond Fund -- .07%, Nations Georgia Intermediate Municipal Bond Fund -- .07%, Nations Maryland Intermediate Municipal Bond Fund -- .07%, Nations North Carolina Intermediate

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Municipal Bond Fund -- .07%, Nations South Carolina Intermediate Municipal Bond
Fund -- .07%, Nations Tennessee Intermediate Municipal Bond Fund -- .07%, Nations Texas Intermediate Municipal Bond Fund -- .07%, Nations Virginia Intermediate Municipal Bond Fund -- .07%, Nations Florida Municipal Bond Fund --
 .07%, Nations Georgia Municipal Bond Fund -- .07%, Nations Maryland Municipal Bond Fund -- .07%, Nations North Carolina Municipal Bond Fund -- .07%, Nations South Carolina Municipal Bond Fund -- .07%, Nations Tennessee Municipal Bond Fund -- .07%, Nations Texas Municipal Bond Fund -- .07%, Nations Virginia Municipal Bond Fund -- .07%, Nations Prime Fund -- .055%, Nations Treasury
Fund -- .055%, Nations Equity Income Fund -- .20% and Nations Government Securities Fund -- .15%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, NBAI paid Gartmore under the Sub-Advisory Agreements sub-advisory fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets Fund -- .85%, Nations Pacific Growth Fund -- .70%, Nations Global Government Income Fund -- .54%, Nations International Equity
Fund -- .70%.

Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.

Sandra L. Duck is a Product Manager, Money Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Prior to assuming her position with TradeStreet, she was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.

Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund, Nations Managed Index Fund and Nations Managed SmallCap Index Fund. He has been Portfolio Manager for these Funds since their inception. Prior to assuming his position with TradeStreet in 1996, he was Vice President and Structured Products Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for the Investment Management Group at NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Chicago Quantitative Alliance, the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Jeffrey C. Moser, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund. Mr. Moser has been with TradeStreet since 1996 and Portfolio Manager for Nations Managed Value Index Fund and Nations Managed SmallCap Value Index Fund since the inception of the Funds. He is also the Portfolio Manager for Nations Disciplined Equity Fund and has been since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Moser has worked for the Investment Management Group at NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime Fund since 1988. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.

Sharon M. Herrmann, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager of Nations Value Fund since 1989. Prior to assuming her position with TradeStreet, she was Senior Vice President and Portfolio Manager for the Investment Management Group at NationsBank. Ms. Herrmann has worked for the Investment Management Group at NationsBank since 1981 where her responsibilities included fund management and institutional portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Eric S. Williams, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Stephen Watson is Principal Portfolio Manager of Nations International Equity Fund and has been the Portfolio Manager since February, 1995. He joined Gartmore as a Global Fund Manager in 1993 and currently holds the position of Head of the International and Global Portfolio Team. Previously, Mr. Watson was a director and global fund manager with James Capel Fund Managers, London, as well as Client Services Manager for international clients. From 1980 to 1987 he associated with Capel-Cure Myers in their Portfolio Management Division. He began his career in 1976 when he joined the investment division at Samuel Montagu. Mr. Watson is a member of the Securities Institute.

Philip Ehrmann is Principal Portfolio Manager of Nations Emerging Markets Fund and is the Head of the Gartmore Emerging Markets Team. He has been the Portfolio Manager for the Fund since 1995. Prior to joining Nations Gartmore in 1995, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. He began his career in 1981 as an institutional stockbroker with Rowe & Pitman Inc. and also spent a brief period with Prudential Bache Securities as an institutional salesman before joining Invesco in 1984. Mr. Ehrmann graduated from the London School of Economics with a degree in Economics, Industry and Trade.

Seok Teoh is Principal Portfolio Manager of Nations Pacific Growth Fund and has been the Portfolio Manager since the Fund's inception. She has been associated with Gartmore since 1990 as the London based manager on its Far East Team. Previously, Ms. Teoh managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham.

Philip J. Sanders, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for the Investment Management Group at NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Scott A. Billeadeau is a Senior Portfolio Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund and Nations Small Company Growth Fund. Mr. Billeadeau has been Portfolio Manager of the Funds since June 1997. Previously he was Senior Analyst and Senior Portfolio Manager for BankAmerica's Pacific Horizon Aggressive Growth Fund at Security Pacific Corp. since 1991. Mr. Billeadeau has worked in the investment community since 1986. His past experience also includes quantitative analysis for American Express Financial Advisors, Inc. Mr. Billeadeau received an AB in Economics from Princeton University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Seattle Society of Securities Analysts.

Julie L. Hale, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Prior to assuming her position with TradeStreet, she was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from Mount St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial

Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.

Mark Rimmer is Principal Portfolio Manager of the Nations Global Government Income Fund and has been the Portfolio Manager since the Fund's inception. He has been associated with Gartmore since 1990 as an International Fixed Income Fund Manager. Previously, Mr. Rimmer managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University with a degree in Economics.

Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.

Mark S. Ahnrud, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Prior to assuming his position with TradeStreet, he was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Ahnrud has worked for the Investment Management Group at NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Christopher G. Gunster is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager for Nations Government Securities Fund. Mr. Gunster has been the lead Portfolio Manager since July 1997. Prior to assuming his position with TradeStreet, he was Assistant Vice President and Associate Portfolio Manager for the Investment Management Group at NationsBank since 1993. Mr. Gunster has worked in the investment community since 1987. His past experience includes investment marketing for The Boston Company and options trading for Shatkin Investments, a regional broker/dealer. Mr. Gunster received a B.A. in Chemistry from Kenyon College and an M.B.A. in Finance from Babson Graduate School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund. Mr. Swaim has been Portfolio Manager for the Fund since 1995. Prior to assuming his position with TradeStreet, he was Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.

Michele M. Poirier is a Director, Municipal Fixed Income Management for TradeStreet and is Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Prior to assuming her position with TradeStreet, she was Senior Vice President and Senior Portfolio Manager for the Investment Management Group at NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.

Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been Port-folio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Prior to assuming his position with TradeStreet, he was Vice President and Portfolio Manager for the Investment Management Group at NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.

Dawn Daggy-Mangerson is a Portfolio Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager of the Nations Short-Term Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Ms. Daggy-Mangerson has been Portfolio Manager of the Funds since April 1997. Prior to assuming her position with TradeStreet, she was a Portfolio Manager for Boatmen's Trust Company since 1995. Ms. Daggy-Mangerson has worked in the investment community since 1988. Her past experience also includes portfolio management and trading for Stein Roe Farnham, a large investment advisory firm. Ms. Daggy-Mangerson received a B.A. in Commerce and Finance from DePaul University.

J. Patrick Frith is a Portfolio Manager, Fixed Income Management for TradeStreet and Portfolio Manager of Nations Short-Term Income Fund. Mr. Frith has been the Portfolio Manager of Nations Short-Term Income Fund since October 1997. Previously he was Vice President and Senior Portfolio Manager of the Investment Management Group at NationsBank. Mr. Frith received a B.S. from the University of Virginia with a double-major in Marketing and Management Information Systems. He also received an M.B.A. from the Colgate Darden Graduate School of Business Administration at the University of Virginia. Mr. Frith holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.

Brian O'Neill is the Principal Senior Investment Manager of the Gartmore Global Portfolio Team and has been the Portfolio Manager of Nations International Growth Fund since July, 1997. Mr. O'Neill joined Gartmore as a Senior Investment Manager on the Global Portfolio Team in 1981 with responsibility for a variety of specialized global funds, including resource funds. Mr. O'Neill began his career with Royal Insurance in 1970 as an investment analyst specializing in United Kingdom research. He then expanded his field of expertise to include management of global equities, and in 1978 he moved to Antony Gibbs & Sons where he was appointed as a fund manager, specializing in global equities. Mr. O'Neill graduated from Glasgow University in 1969 with a MA Honours degree in Political Economy.

Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.

First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund Trust paid its administrators combined fees at the indicated rates of the fol-lowing Funds' average daily net assets: Nations Government Money Market
Fund -- .09%, Nations Tax Exempt Fund -- .09%, Nations Value Fund -- .10%, Nations Capital Growth Fund -- .10%, Nations Emerging Growth Fund -- .10%, Nations Disciplined Equity Fund -- .10%, Nations Equity Index Fund -- .10%, Nations Managed Index Fund -- .10%, Nations Managed SmallCap Index Fund -- .10%, Nations Balanced Assets Fund -- .10%, Nations Short-Intermediate Government
Fund -- .10%, Nations Short-Term Income Fund -- .10%, Nations Diversified Income Fund -- .10%, Nations Strategic Fixed Income Fund -- .10%, Nations Municipal Income Fund -- .09%, Nations Short-Term Municipal Income Fund -- .09%, Nations Intermediate Municipal Bond Fund -- .09%, Nations Florida Intermediate Municipal Bond Fund -- .09%, Nations Georgia Intermediate Municipal Bond Fund -- .09%, Nations Maryland Intermediate Municipal Bond Fund -- .09%, Nations North Carolina Intermediate Municipal Bond Fund -- .09%, Nations South Carolina Intermediate Municipal Bond Fund -- .09%, Nations Tennessee Intermediate Municipal Bond Fund -- .09%, Nations Texas Intermediate Municipal Bond
Fund -- .09%, Nations Virginia Intermediate Municipal Bond Fund -- .09%, Nations Florida Municipal Bond Fund -- .09%, Nations Georgia Municipal Bond
Fund -- .09%, Nations Maryland Municipal Bond Fund -- .09%, Nations North Carolina Municipal Bond Fund -- .09%, Nations South Carolina Municipal Bond
Fund -- .09%, Nations Tennessee Municipal Bond Fund -- .09%, Nations Texas Municipal Bond Fund -- .09%, and Nations Virginia Municipal Bond Fund -- .09%. No fees were paid with respect to Nations Managed Value Index Fund or Nations Managed SmallCap Value Index Fund because neither Fund had yet commenced operations during the period indicated above.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Fund, Inc. paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Prime Fund -- .09%, Nations Treasury Fund -- .09%, Nations Equity Income Fund -- .10%, Nations International Equity Fund -- .10% and Nations Government Securities
Fund -- .10%.

For the fiscal period from April 1, 1996 to March 31, 1997, after waivers, Nations Portfolios paid its administrators combined fees at the indicated rates of the following Funds' average daily net assets: Nations Emerging Markets
Fund -- .10%, Nations Pacific Growth Fund -- .10% and Nations Global Government Income Fund -- .10%.

NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.

Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer. Nations Funds has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with The Bank of New York ("BONY"), called "Custodians") serves as Custodian for the assets of all Funds, except the international portfolios. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services to the Nations Funds Family, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.

BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of the Nations International Equity Fund, Nations International Growth Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

BONY has entered into an agreement with each of the Funds and NationsBank of Texas, whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except the international portfolios, for which BONY is already serving as Custodian. BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY receives, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess, including all Nations' Money Market Funds.

First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.

Price Waterhouse LLP serves as independent accountant to Nations Funds. Their address is 160 Federal Street, Boston, Massachusetts 02110.

EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Funds' trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors deems appropriate.

   Organization And History

The Funds are members of the Nations Funds Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios, Nations Institutional Reserves and Nations LifeGoal Funds, Inc. The Nations Funds Family currently has more than 52 distinct investment portfolios and total assets in excess of $27 billion.

NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. Nations Fund Trust's fiscal year end is March 31; prior to 1996, Nations Fund Trust's fiscal year end was November 30. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Daily Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B (formerly Investor N) Shares and Investor C Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Managed Index Fund, Nations Managed SmallCap Index Fund, Nations Managed Value Index Fund, Nations Managed SmallCap Value Index Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.

Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.

Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Fund, Inc.'s fiscal year end is March 31; prior to 1996, Nations Fund, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations International Growth Fund, Nations Small Company Growth Fund, Nations U.S. Government Bond Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.

Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. Nations Portfolios' fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-765-2668.

Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.

As of July 15, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations

Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

PENDING LEGAL PROCEEDINGS: A purported class action lawsuit against, among others, Nations Government Securities Fund and Nations Short-Intermediate Government Fund was filed by Lawrence Bergelt on May 21, 1996. The complaint was amended and consolidated on July 11, 1996 in the United States District Court for the Middle District of Florida, Tampa Division by Mr. Bergelt and others in an action against the two funds, NationsBank Corporation and certain of its affiliates, Dean Witter Distributors and certain of its affiliates, and Stephens Inc. (Case No. 94-995-Civ.-T-23E). As relevant to Nations Government Securities Fund and Nations Short-Intermediate Government Fund, plaintiffs allege that, among other things, defendants violated the Securities Exchange Act of 1934 and various state securities fraud statutes by employing a scheme to defraud plaintiffs into purchasing shares of the funds and making untrue statements of material fact and omitting to state material facts in connection with sales of shares of the funds. Plaintiffs further allege that, among other things, defendants concealed the risks associated with such funds by blurring the distinctions between banks and non-bank subsidiaries and by obscuring the differences between traditional, federally insured bank products and uninsured, non-depository products.

About Your Investment

   How To Buy Shares

There is a minimum initial investment of $250,000 for each record holder; there is no minimum subsequent investment.

Primary A Shares of the Funds may be sold to financial institutions (including NationsBank and its affiliated and correspondent banks) and fee-based planners acting on behalf of their customers, employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.

Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.

Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.

EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution or investor placing the order, and any funds received will be returned promptly to the sending Institution or investor. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary A Shares are purchased at the net asset value per share next deter-mined after receipt of the order by Stephens or by the Transfer Agent.

EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.

Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds. Institutions should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

   How To Redeem Shares

With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institution or investor. Nations Funds reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) for execution on that Business Day.

With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order.

Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.

Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a Customer has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the Customer may be obliged to redeem all or a part of his or her Primary A Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

   How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be ter-minated or materially revised without notice under certain unusual circumstances.

The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

If you have telephone exchange privileges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the entity through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens or the Transfer Agent. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Funds seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.

NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are also declared and paid monthly by Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Equity Income Fund, Nations Managed Index Fund, Nations Value Fund and Nations Small Company Growth Fund. Dividends from net investment income are declared and paid annually by Nations International Growth Fund. Dividends from net investment income are declared and paid each calendar quarter by all other Equity Funds, Index Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.

Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds, Index Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Primary A Shares in the Funds will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased shares represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.

TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchanges and redemptions-in-kind). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold tax on dividends, distributions and proceeds from the disposition of Fund shares paid to certain foreign shareholders.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, if more than 50% of the value of the total assets of each Fund consists of securities of foreign issuers, it may elect to "pass through" to its shareholders these foreign taxes, if any. Upon such an election, each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.

NATIONS TAX EXEMPT FUND, NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS

As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. The policy of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida imposes a tax upon intangible personal property which may apply to shares of Nations Florida Intermediate Municipal Bond Fund and Nations Florida Municipal Bond Fund held by residents of that state. Florida has issued a Technical Assistance Advisement indicating that shares in such Funds will not be subject to Florida's intangibles tax, subject to certain requirements which the Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.

In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities

The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.

ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than

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obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the related SAI.

The mortgage-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.

NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect

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their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.

The Funds (except Nations Tax Exempt Fund and Nations International Growth Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Small Company Growth Fund and Nations U.S. Government Bond Fund will limit their investments in interest-bearing savings deposits of commercial and savings banks to 5% of total assets. Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase

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transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Currently, Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.

COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and domestic and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.

FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.

FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in

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the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on income (including interest, distributions and disposition proceeds), possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

The Funds may invest indirectly in the securities of foreign issuers through sponsored or unsponsored ADRs and EDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as the underlying securities which they represent. Ownership of unsponsored ADRs, ADSs, GDRs and EDRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs, ADSs, GDRs or EDRs. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets. GDRs are designed for use in both the U.S. and European securities markets. EDRs, in bearer form, are designed for use in European securities markets. ADRs, ADSs, GDRs and EDRs also involve certain risks of other investments in foreign securities.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and

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swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.

GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and GICs that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.

If otherwise consistent with their investments objective and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.

INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.

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LOWER-RATED DEBT SECURITIES: Certain of the Funds may invest in lower-rated debt securities. Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing.

The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.

MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.

MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be

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acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.

Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying Municipal Securities. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to each Fund's limitation on the purchase of illiquid securities.

In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

A Fund may invest in short-term securities, in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions on a daily, weekly or monthly basis. Securities purchased on a "when-issued" basis are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Funds will only commit to purchase a security on a when-issued basis with the intention of actually acquiring the security and will segregate sufficient liquid assets to meet its purchase obligation.

A "put" feature permits a Fund to sell a security at a fixed price prior to maturity. The underlying Municipal Securities subject to a put may be sold at any time at the market rates. However, unless the put was an integral part of the security as originally issued, it may not be marketable or assignable. Therefore, the put would only have value to the Fund. In certain cases a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds will limit their put transactions to institutions which the Adviser believes present minimal credit risk, pursuant to guidelines adopted by the Boards. Nations Tax Exempt Fund may invest more than 40% of its portfolio in securities with put or demand features guaranteed by banks and other financial institutions. Accordingly, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that

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Fund's income, capital, and liquidity may be adversely affected.

The fourth most populous state, Florida, rated "Aa" by Moody's and "AA" by both S&P and Fitch, has been and continues to be a leading tourist and retiree destination. Florida's growing population and manageable debt load are just two of the factors that will help Florida remain a solid investment. Led by the service, construction and trade sectors, job growth in Florida has rebounded from the lows of 1991-1992 and is projected to be almost double the national average for 1996. Tourism was back in 1995 after it had suffered in the prior two years due to hurricane Andrew and a rash of violent crimes involving foreign tourists.

Georgia's state government is enjoying very robust fiscal health as evidenced by the ratings given to General Obligation Bonds issued on April 1, 1997, which were rated by Moody's as "Aaa," "AA+ with a positive outlook" by Standard & Poors, and "AAA" by Fitch. The Federal Reserve Bank of Atlanta predicts that 1997 will be a very good year for Georgia in terms of economic growth. However, a comparison to economic performance for the state in 1996 will be somewhat distorted because of the estimated $3 billion boost to the state economy from the 1996 Summer Olympic Games. The Olympic Games served to value-add to the basic strength of the Georgia economy, which is expected to continue to flourish in the near term by the expansion of existing business and by the continued in-migration of new business from around the United States and from around the world.

Maryland is one of the wealthiest states in the U.S. and has been rated "Aa" by Moody's, and "AA" rating by S&P, despite the contraction of government and defense related industries. Maryland's economic base is highly diversified with a lower than average dependence on manufacturing. Slow growth in Maryland is expected to continue, as government cutbacks and downsizing reduce the employment opportunities within the state. Debt ratios are moderate and, with Maryland ranked sixth in per capita income, it's no surprise that income taxes and highway use taxes provide the vast majority of support for general obligation debt. As defense cutbacks continue, Maryland's dependence on income taxes could depress growth within the state below national levels.

North Carolina, rated "Aaa" by Moody's, and "AAA" by both S&P and Fitch, has benefited from an inflow of people as well as businesses. This is due in part to North Carolina's affordable housing, above-average growth in per capita income and below-average cost of doing business. North Carolina's textile industry has begun to give way to the high-tech and financial sectors, as evidenced by the title of "Banking Center of the South." Consequently, high wage job growth has been expanding at a pace greater than national averages and is expected to continue to do so for the foreseeable future.

The dominance of the manufacturing sector has been both a positive and a negative for South Carolina. On the positive side, the expansion of manufacturing, specifically autos and related parts, has lessened the impact of the naval base closure in Charleston and provided a much needed infusion of new jobs. On the negative side, the cyclical nature of South Carolina's manufacturing economy has kept per capita income below national and regional levels. That said, South Carolina's low debt burden, strong security arrangements and lack of credit extension have led to a "Aaa" rating by Moody's, "AAA" rating by S&P and a "AAA" rating by Fitch, for the state. Combine this with a conservative plan of finance, and South Carolina looks to be in a very strong financial position, despite its reliance on the manufacturing sector.

Tennessee's very low debt burden, nearly exclusive use of general obligation debt and conservative financial policies all combine to give the state of Tennessee a "Aaa" rating by Moody's, "AA+" rating by S&P, and a "AAA" rating by Fitch. Tennessee's economy remains in a developing mode, as the state continues to shift its growth in manufacturing output to autos (Tennessee ranks third in the nation in automobile production) and related products from textiles. Tennessee relies on sales tax revenues as a main source of funds. This could prove to be a limiting factor were it not for Tennessee's strong pattern of job growth and growing population.

Texas has proven its ability to adapt and rebound to a changing economic environment, both within the state and abroad. Texas has also historically taken a conservative approach to financial management, as is reflected in the state's "Aa" rating by Moody's, "AA" rating by S&P, and "AA+" rating by Fitch. Although Texas has consistently led the U.S. in employment growth, unemployment in Texas is above the national average. This is due, in part, to the heavy migration into the state (in 1994 Texas replaced New York as the second most populous state). The mix of job growth in Texas provides a strong base for sustainable growth because the new jobs are largely in industries with bright prospects for future growth, such as knowledge-based services and manufacturing.

The state of Virginia has earned its "Aa2" rating by Moody's and "AA" rating by S&P and Fitch, by having a low relative tax rate, high per capita income and strong growth in service sector jobs. A very high share of Virginia's population is college educated, so it's no surprise that Virginia has the highest per capita income of any of the southern states. Virginia has experienced strong growth in the labor force and benefits from a low unemployment rate. Although it has a large exposure to defense and related industries, Virginia's prudent financial management and low debt burden should help to insulate it from any government cutbacks in those areas.

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There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Pursuant to an exemptive order issued by the SEC, the Nations' Non-Money Market Funds may purchase shares of Nations' Money Market Funds.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.

REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.

SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 33% of the value of its total assets. Cash collateral received by a Nations Fund may be invested in a Nations' Money Market Fund.

SHORT-TERM TRUST OBLIGATIONS: Certain of the Funds may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example,

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some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteris-

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     tics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

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     A -- Bonds considered to be investment grade and of high credit quality.
     The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term rat-

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ings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- When issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

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